SCHEDULE 14A

(Rule 14a)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant

Check the appropriate box:

	Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))
☒	Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

COMPUTER TASK GROUP, INCORPORATED

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COMPUTER TASK GROUP, INCORPORATED

April 2, 2010

Dear Fellow Shareholder:

You are cordially invited to attend the 2010 Annual Meeting of Shareholders of Computer Task Group, Incorporated which will be held at our corporate headquarters located at 800 Delaware Avenue, Buffalo, New York on Wednesday, May 12, 2010 at 10:00 a.m.

Your proxy card is enclosed. Your vote is important. I urge you to submit your vote as soon as possible, whether or not you plan to attend the meeting. Please indicate your voting instructions and sign, date and mail the proxy promptly in the return envelope.

Sincerely,

James R. Boldt

Chairman and

Chief Executive Officer

COMPUTER TASK GROUP, INCORPORATED

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 12, 2010

Computer Task Group, Incorporated will hold its Annual Meeting of Shareholders at its corporate headquarters located at 800 Delaware Avenue, Buffalo, New York 14209 on Wednesday, May 12, 2010, at 10:00 a.m. for the following purposes:

1. To elect Randolph A. Marks and Randall L. Clark as Class I Directors for a three-year term or until their earlier retirement.

2. To consider and approve the Company’s Non-Employee Director Deferred Compensation Plan.

3. To consider and approve the Company’s 2010 Equity Award Plan; and authorize the issuance of 900,000 shares of the Company’s Common Stock thereunder.

4. To consider and act upon any other matters that may be properly brought before the meeting or any adjournment thereof.

We have selected the close of business on March 26, 2010 as the record date for determination of shareholders entitled to notice of and vote at the meeting or any adjournment.

Buffalo, New York

April 2, 2010

By Order of the Board of Directors,

Peter P. Radetich

Senior Vice President, Secretary

            and General Counsel

IMPORTANT NOTICE REGARDING

INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON

MAY 12, 2010

THE PROXY STATEMENT, FORM OF PROXY,

NOTICE OF MEETING AND ANNUAL REPORT

TO THE SHAREHOLDERS ARE AVAILABLE FREE

OF CHARGE AT WWW.CTG.COM

COMPUTER TASK GROUP, INCORPORATED

PROXY STATEMENT

This proxy statement and the accompanying form of proxy are being mailed on or about April 2, 2010, in connection with the solicitation by the Board of Directors of Computer Task Group, Incorporated of proxies to be voted at the annual meeting of shareholders on May 12, 2010, and any adjournment or postponement of the meeting. The mailing address of the Company’s executive office is 800 Delaware Avenue, Buffalo, New York 14209.

The Board has selected the close of business on March 26, 2010 as the record date for the determination of shareholders entitled to vote at the annual meeting. On that date, the Company had outstanding and entitled to vote 17,968,187 shares of common stock, par value $.01 per share. A list of shareholders entitled to vote at the 2010 annual meeting will be available for examination during the annual meeting by any shareholder who is present at the meeting.

Each outstanding share of common stock is entitled to one vote. Shares cannot be voted at the meeting unless the shareholder is present or represented by proxy. If a properly executed proxy in the accompanying form is returned, the shares represented thereby will be voted at the meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise. Any shareholder may revoke a proxy either by executing a subsequently dated proxy or notice of revocation, provided that the subsequent proxy or notice is delivered to the Company prior to the taking of a vote, or by voting in person at the meeting.

Under the New York Business Corporation Law (“BCL”) and the Company’s By-laws, the presence, in person or by proxy, of one-third of the outstanding common stock is necessary to constitute a quorum of the shareholders to take action at the annual meeting. Once a quorum is established, under the BCL and the Company’s By-laws, the directors standing for election may be elected by a plurality of the votes cast. In plurality voting, the nominee who receives the most votes for his or her election is elected. Other proposals require the approval of a majority of the votes cast on each proposal.

If a broker holds your shares, this proxy statement and a proxy card have been sent to the broker. You may have received this proxy statement directly from your broker, together with instructions as to how to direct the broker to vote your shares. If you desire to have your vote counted, it is important that you return your voting instructions to your broker. A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have no discretion to vote such shares on non-routine matters if the broker has not been furnished with voting instructions by its client at least ten days before the meeting. The matters being submitted to shareholders in Proposals 1, 2, and 3 are non-routine matters on which brokers have no authority to vote without instructions from beneficial owners.

Abstentions and broker non-votes have no effect on the determination of whether a plurality exists with respect to a given nominee. With respect to other proposals, abstentions will count as votes cast on the proposal, but will not count as votes cast in favor of the proposal and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be considered to have voted on the proposal and therefore, will have no effect. The proxies will be voted for or against the proposals or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for each of the proposals.

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to deliver a full set of proxy materials to you and make the proxy materials available on our website at www.ctg.com. You may vote by completing, signing, dating and returning your proxy card in the envelope provided as soon as possible before the meeting. Any shareholder attending the annual meeting may vote in person. If you have returned a proxy card, you may revoke your prior instructions and cast your vote at the annual meeting by following the procedures described in this proxy statement.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires. Directors elected to Class I at the 2010 annual meeting will hold office for a three-year term expiring at the annual meeting of shareholders in 2013 and until their successors are elected and qualified. The shares represented by properly executed proxies will be voted, in the absence of contrary instructions, in favor of the election of the following nominees:

•	Class I Directors—Randolph A. Marks and Randall L. Clark

All nominees have consented to serve as directors, if elected. However, if at the time of the meeting any nominee is unable to stand for election, the persons who are designated as nominees intend to vote, in their discretion, for such other persons, if any, as may be nominated by the Board.

Nominees for Class I Directors Whose Terms Expire in 2013

Randolph A. Marks	Mr. Marks, 74, is co-founder of the Company. From 1985 to September 1990, Mr. Marks served as Chairman of the Board of American Brass Company. Mr. Marks was engaged by the Company as a consultant from March, 1984, until his retirement from the Company in December, 1985. Prior to March, 1984, Mr. Marks served as Chairman of the Board and Chief Executive Officer of the Company commencing in June, 1979, and prior thereto as Chairman of the Board and President of the Company from the time of its organization in 1966. Mr. Marks has been a Director of CTG since 1966.

Randall L. Clark	Mr. Clark, 66, has been the Chairman of the Board of Directors of Dunn Tire LLC since 1996. From 1992 to 1996, Mr. Clark was the Executive Vice President and Chief Operating Officer of Pratt & Lambert United Inc. From 1985 to 1991, Mr. Clark served as the Chairman and Chief Executive Officer of Dunlop Tire North America. Mr. Clark is a Director of Taylor Devices, HSBC Bank—Western Region, The Lifetime HealthCare Companies (where he also serves as Chairman), Merchants Mutual Insurance Company and a Director of the Amherst Industrial Development Agency. Mr. Clark is also a Director and past Chairman of the Buffalo Niagara Enterprise, a founding Director and past President of the Western New York International Trade Council, past Chairman of the Buffalo Niagara Partnership, a Director and past Chairman of AAA Western and Central New York, a Director of Ten Eleven Group, Inc., a software company, and the Curtis Screw Company. Mr. Clark has been a Director of CTG since 2002. Mr. Clark has spent a significant portion of his career in various marketing capacities with several companies.

The Board of Directors Recommends that Shareholders Vote FOR the

Nominees for Class I Directors

Class II Directors With Terms Expiring in 2011

James R. Boldt	Mr. Boldt, 58, has been the Chairman, President and Chief Executive Officer (“CEO”) of the Company since May of 2002. From July of 2001 to May of 2002, he was the President and Chief Executive Officer. From February of 2001 to June 2001, Mr. Boldt was the Executive Vice President and Chief Financial Officer. From 1996 until 2001, Mr. Boldt was Vice President and Chief Financial Officer of the Company. From 1976 until 1996, Mr. Boldt held various positions with Pratt & Lambert United Inc. most recently that of Vice President and Chief Financial Officer. Mr. Boldt is a member of the Board of Directors of Sovran Self Storage, Inc., a publicly traded real estate investment trust (REIT). Mr. Boldt is also a member of the Board of the Catholic Health System of Western New York, AAA Western and Central New York and Dunn Tire LLC. Mr. Boldt has been a Director of CTG since 2001.

Thomas E. Baker	Mr. Baker, 66, is the former President and is a Director of The John R. Oishei Foundation, since 1998. From 1998 to 2007, Mr. Baker was the Executive Director/President and Director of the Foundation. Mr. Baker joined Price Waterhouse (now PricewaterhouseCoopers) in 1965 where he held various positions and was appointed the Buffalo, New York Office Managing Partner in 1992. After 20 years as an audit partner, Mr. Baker retired from Price Waterhouse in 1998. Mr. Baker accepted the appointment as the chairman of the Buffalo Fiscal Stability Authority in July 2003 and served through January 2005. Mr. Baker is a Director of First Niagara Financial Group, Inc. Mr. Baker has been a Director of CTG since 2004.

William D. McGuire	Mr. McGuire, 66, was the President and Chief Executive Officer (“CEO”) of Kaleida Health from 2002 until the end of 2005. Prior to that, he served as the CEO of the Catholic Medical Centers of Brooklyn and Queens, Incarnate World Health Services (San Antonio, Texas), Mount Carmel Health (Columbus, Ohio), Mercy Health Care System (Scranton, Pennsylvania), Wills Eye Hospital (Philadelphia, Pennsylvania) and the Children’s Medical Center (Dayton, Ohio). Mr. McGuire’s healthcare career began in 1964 and he served in hospital administrative positions at the University of Wisconsin Hospitals before becoming the Corporate Chief Operating Officer of Mercy Catholic Medical Center (Philadelphia, Pennsylvania) in 1979. Mr. McGuire’s professional experience also includes healthcare industry consulting and adjunct faculty positions in graduate business and health services administration at several universities. A Life Fellow in the American College of Healthcare Executives, a Fellow in the New York Academy of Medicine, and a Fellow in the Royal Society of Medicine; he has served on the boards of numerous healthcare provider and payer organizations and professional associations. Mr. McGuire has been a Director of CTG since February 2008.

Class III Directors with Terms Expiring in 2012

John M. Palms	Dr. Palms, Ph.D., Sc.D., (Hon), LHD (Hon), 74, is currently Distinguished President Emeritus and Distinguished University Professor Emeritus of the University of South Carolina where he was President from 1991 until 2002 and Distinguished University Professor from 2002 until his retirement in 2007. From 1989 to 1991, he was the President and Professor of Physics at Georgia State University. From 1966 to 1989 he was at Emory University where he held the Charles Howard Chandler Professor of Environmental and Radiological Physics and where he also served as the Vice President for Academic Affairs. Since 2006, Dr. Palms has served on the Board of The Geo Group, Inc., a world leader in privatized development and/or management of correctional facilities. Dr. Palms also serves on the board of Exelon Corporation—an electrical utility company where (since 2009) he currently serves as Chairman of the Audit Committee. Dr. Palms also serves as non-executive Chairman of the Board and member of the Audit Committee of Assurant, Inc., a financial services insurance company. Dr. Palms is the Chairman (1990-2010) of the Board of Trustees of the non-profit Institute for Defense Analysis, a Federally Funded Research and Development Center (FFRDC) which advises the Secretary of Defense, the Congress and other federal agencies. In the past, Dr. Palms has been a member of various additional company committees and boards including the Spoleto Festival USA Board, University of South Carolina’s Educational and Development Foundation Boards, Nations Bank of the Carolinas’ Audit Committee, the Audit Committee of the Board of Directors of Carolina First Bank, the Policy Management System Corporation’s Compensation Committee and Chair of PECO Energy’s Nuclear Committee. He also serves as Chairman of the South Carolina’s Rhodes Scholarship Committee and served on the White House Fellow Selection Committee. Dr. Palms has been a Director of CTG since 2002.

Daniel J. Sullivan	Mr. Sullivan, 63, was most recently the President and Chief Executive Officer (“CEO”) of FedEx Ground from 1998 until 2007. FedEx Ground is a wholly owned subsidiary of FedEx Corporation. From 1996 to 1998, Mr. Sullivan was the Chairman, President and Chief Executive Officer of Caliber System. In 1995, Mr. Sullivan was the Chairman, President and Chief Executive Officer of Roadway Services. Mr. Sullivan is a member of the Board of Directors of Schneider National, Inc. (Green Bay, Wisconsin), Pike Electric, Inc. (Mount Airy, North Carolina, a New York Stock Exchange listed company); and The Medical University of South Carolina Foundation. In addition, Mr. Sullivan was previously a member of the Board of Directors of GDS Express (Akron, Ohio) from 2004 to 2009 and Gevity, Inc. (Bradenton, Florida) from 2008 to 2009. He is also a federal commissioner on the Flight 93 National Memorial project in Somerset County, Pennsylvania. Mr. Sullivan has been a Director of CTG since 2002.

SECURITY OWNERSHIP OF THE COMPANY’S COMMON SHARES

BY CERTAIN BENEFICIAL OWNERS AND BY MANAGEMENT

Security Ownership of Certain Beneficial Owners

As of March 26, 2010, the following persons were beneficial owners of more than five percent of the Company’s common stock. The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. Except as otherwise indicated, each holder has sole voting and investment power with respect to the shares indicated. The following table shows the nature and amount of their beneficial ownership.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Ownership		Percent of Class
Common Stock	Thomas R. Beecher, Trustee	3,304,585	(1)	18.2%
	CTG Stock Employee Compensation Trust
	200 Theater Place
	Buffalo, NY 14202

Common Stock	Heartland Advisors, Inc.	2,238,800	(2)	12.3%
	789 North Water Street
	Milwaukee, WI 53202

Common Stock	Bank of America Corporation	2,154,823	(3)	11.9%
	Bank of America Corporate Center
	100 North Tryon Street, Floor 25 Charlotte, NC 28255

Common Stock	Dimensional Fund Advisors LP	982,305	(4)	5.4%
	Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746

(1)	As set forth in a Schedule 13D/A filed on November 2, 2007, Mr. Beecher, as Trustee for the Computer Task Group, Incorporated Stock Employee Compensation Trust, has sole voting and dispositive power over said shares. Pursuant to a Trust Agreement, amended on October 31, 2007, the Trust will terminate on the earlier of (a) the date when the Trust no longer holds assets, (b) May 3, 2014, and (c) the date specified in a written notice of termination given by the Board of Directors to the Trustee.

(2)	Based solely on information contained in a Schedule 13G/A filed on February 10, 2010, indicating that Heartland Advisors, Inc. has shared power to vote 2,007,800 shares and shared dispositive power over 2,238,800 shares and William J. Nasgovitz shares investment and voting power over the shares. Mr. Nasgovitz disclaims any beneficial ownership of the shares.

(3)	Based solely on information contained in a Schedule 13G/A jointly filed on February 2, 2010 by Bank of America Corporation (“Bank of America Corp.”), Bank of America, N.A. (“Bank of America NA”), Columbia Management Advisors, LLC (“Columbia”), IQ Investment Advisors, LLC (“IQ”) and Merrill Lynch, Pierce, Fenner & Smith, Inc.(“Merrill Lynch”), indicating that: (i) Bank of America Corp. has shared voting power with respect to 1,410,523 shares and shared dispositive power with respect to 2,154,823 shares, (ii) Bank of America NA has shared voting power with respect to 1,398,164 shares and shared dispositive power with respect to 2,142,464 shares, (iii) Columbia has shared voting power with respect to 1,398,164 shares and shared dispositive power with respect to 2,131,164 shares, (iv) IQ has shared voting power with respect to 2,200 shares and shared dispositive power with respect to 2,200 shares, and (v) Merrill Lynch has shared voting power with respect to 10,159 shares and shared dispositive power with respect to 10,159 shares.

(4)

Based solely on information contained in a Schedule 13G/A filed on February 8, 2010, indicating that Dimensional Fund Advisors LP (“Dimensional”) has the sole power to vote or to direct the vote of 978,270 shares and sole power to dispose or to direct the disposition of 982,305 shares. Dimensional (formerly Dimensional Fund Advisors Inc.) is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. It furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts. In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Company that are owned by the funds and may be deemed to be the beneficial owner of the shares of the Company held by the funds. All securities reported herein are owned by the funds. Dimensional disclaims beneficial ownership of such securities.

Security Ownership by Management

The table below sets forth, as of March 26, 2010, the beneficial ownership of the Company’s common stock by (i) each director and nominee for director individually, (ii) each executive officer named in the summary compensation table individually, and (iii) all directors and executive officers of the Company as a group.

Name of Individual or Number in Group	Amount and Nature of Beneficial Ownership (1)		Percent of Class
James R. Boldt	969,769	(2)	5.3%
Thomas E. Baker	215,000	(3)	1.2%
Randall L. Clark	235,000	(4)	1.3%
Randolph A. Marks	382,055	(5)(6)	2.1%
William D. McGuire	71,800	(7)	*
John M. Palms	276,800	(8)	1.5%
Daniel J. Sullivan	235,000	(9)	1.3%
Michael J. Colson	308,397	(10)	1.7%
Filip J.L. Gydé	120,500	(11)	*
Brendan M. Harrington	170,264	(12)	*
Arthur W. Crumlish	190,598	(13)	1.1%

All directors and executive officers as a group (12 persons)	3,299,485	(14)	18.2%

*	Less than 1 percent of outstanding shares.

(1)	The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. Except as otherwise indicated, each holder has sole voting and investment power with respect to the shares indicated.

(2)	Amount indicated represents 303,000 shares held by Mr. Boldt in his own name, 10,101 shares which are held by Mr. Boldt as custodian for members of his immediate family and options to purchase 656,668 shares that were exercisable on or within 60 days after March 26, 2010.

(3)	Amount indicated represents 70,000 shares held by Mr. Baker in his own name and options to purchase 145,000 shares that were exercisable on or within 60 days after March 26, 2010.

(4)	Amount indicated represents 40,000 shares held by Mr. Clark in his own name, 10,000 shares held by Mr. Clark’s wife, and options to purchase 185,000 shares that were exercisable on or within 60 days after March 26, 2010.

(5)	Under an agreement entered into in February 1981, upon the death of Mr. Marks, the Company will have the option to purchase up to as many shares of common stock owned by him as may be purchased with the proceeds of the insurance on the life of Mr. Marks maintained by the Company (currently $300,000 in the aggregate). The purchase price for the shares will be 90 percent of the market price of such shares on the Friday immediately preceding the date of death.

(6)	Amount indicated represents 191,055 shares held by Mr. Marks in his own name, 6,000 shares held by Mr. Marks’ wife, and options to purchase 185,000 shares that were exercisable on or within 60 days after March 26, 2010.

(7)	Amount indicated represents 21,500 held by Mr. McGuire in his own name and options to purchase 50,300 shares that were exercisable on or within 60 days after March 26, 2010.

(8)	Amount indicated represents 91,800 shares held by Mr. Palms in his own name and options to purchase 185,000 shares that were exercisable on or within 60 days after March 26, 2010.

(9)	Amount indicated represents 50,000 shares held by Mr. Sullivan in his own name and options to purchase 185,000 shares that were exercisable on or within 60 days after March 26, 2010.

(10)	Amount indicated represents 63,397 shares held by Mr. Colson in his own name and options to purchase 245,000 shares that were exercisable on or within 60 days after March 26, 2010.

(11)	Amount indicated represents 33,500 shares held by Mr. Gyde in his own name and options to purchase 87,000 shares that were exercisable on or within 60 days after March 26, 2010.

(12)	Amount indicated represents 45,264 shares held by Mr. Harrington in his own name and options to purchase 125,000 shares that were exercisable on or within 60 days after March 26, 2010.

(13)	Amount indicated represents 70,598 shares held by Mr. Crumlish in his own name and options to purchase 120,000 shares that were exercisable on or within 60 days after March 26, 2010.

(14)	Amount indicated includes options to purchase 2,252,218 shares that were exercisable on or within 60 days after March 26, 2010.

THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors is divided into three classes serving staggered three-year terms. The Board has seven directors and the following four committees: (i) Audit, (ii) Compensation, (iii) Nominating and Corporate Governance, and (iv) Executive. During 2009, the Board held a total of five meetings. Each director attended at least 75% of the total number of Board meetings and the total number of Board committee meetings for the committees on which the directors served.

Director Independence and Executive Sessions

The Board of Directors affirmatively determined in February 2010 that each of the Company’s six non-management directors, which include Thomas E. Baker, Randall L. Clark, Randolph A. Marks, William D. McGuire, John M. Palms and Daniel J. Sullivan, is an independent director in accordance with our corporate governance policies and the standards of the NASDAQ Stock Market (“NASDAQ”). As a result of these six directors being independent, a majority of our Company’s seven-person Board of Directors is currently independent as so defined. The Board of Directors has determined that there are no relationships between the Company and the directors classified as independent other than service on our Company’s Board of Directors.

The foregoing independence determination of the Board of Directors also included the conclusions of the Board of Directors that:

•

each member of the Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee described in this proxy statement is respectively independent under the standards listed above for purposes of membership on each of these committees; and

•	each of the members of the Audit Committee also meets the additional independence requirements under Rule 10A-3(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Mr. Marks is currently serving as the “lead” independent director for purposes of scheduling and setting the agenda for the executive sessions of the independent directors. It is presently contemplated that these executive sessions will occur at least once during the fiscal year ending December 31, 2010, in conjunction with a regularly scheduled Board meeting, in addition to the separate meetings of the standing committees of the Board of Directors.

The Board of Directors has also adopted a statement of corporate governance principles that is available on the Company’s website as described under “Corporate Governance and Website Information.”

Audit Committee

The Audit Committee is composed of four directors: Thomas E. Baker, Chairman, Randall L. Clark, William D. McGuire and Daniel J. Sullivan, and operates under a written charter adopted by the Board of Directors. The charter of the Audit Committee is available on our Company’s website as described below under “Corporate Governance and Website Information.” The Audit Committee met four times during 2009.

The primary purposes of the Audit Committee are to oversee on behalf of the Company’s Board of Directors: (1) the accounting and financial reporting processes of the Company and integrity of the Company’s financial statements, (2) the audits of the Company’s financial statements and appointment, compensation, qualifications, independence and performance of the Company’s independent registered public accounting firm, (3) the Company’s compliance with legal and regulatory requirements, (4) the Company’s internal audit function, and (5) preparation of the audit committee report that SEC rules require to be included in the annual proxy statement. The Committee’s job is one of oversight. Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. It is the Committee’s responsibility to monitor and review these processes. It is not the Committee’s duty or responsibility to conduct auditing or accounting reviews. Therefore, the Committee has relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with U.S. generally accepted accounting principles, on its discussions with the independent registered public accounting firm and on the representations of the independent registered public accounting firm included in their report on the Company’s financial statements.

The Board of Directors has determined that the members of the Audit Committee are independent as described above under “Director Independence and Executive Sessions” and that each of them is able to read and understand fundamental financial statements. The Board of Directors has determined that Thomas E. Baker is an “audit committee financial expert” as defined in Item 407 of Regulation S-K. Under the rules of the SEC, the designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board of Directors in the absence of such designation or identification. Moreover, the designation of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management; and has discussed with the Company’s independent auditors the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accountant the independent registered public accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by the Audit Committee

Thomas E. Baker, Chairman

Randall L. Clark

William D. McGuire

Daniel J. Sullivan

Executive Committee

The Executive Committee is composed of James R. Boldt, Chairman, Thomas E. Baker, John M. Palms and Daniel J. Sullivan. The Committee did not meet during 2009. The Executive Committee is empowered to act for the Board of Directors in intervals between Board meetings, with the exception of certain matters that by law or under NASDAQ rules cannot be delegated. The Committee meets as necessary.

Nominating and Corporate Governance Committee and Director Nomination Process

The Nominating and Corporate Governance Committee is composed of John M. Palms, Chairman, Thomas E. Baker, Randall L. Clark, Randolph A. Marks, William D. McGuire and Daniel J. Sullivan. This Committee held two meetings during 2009.

This Committee has a charter that is available on our Company’s website as described below under “Corporate Governance and Website Information.” The primary purposes of the Committee are to (a) recommend to the Board of Directors the individuals qualified to serve on the Company’s Board of Directors for election by shareholders at each annual meeting of shareholders and to fill vacancies on the Board of Directors, (b) implement the Board’s criteria for selecting new directors, (c) develop, recommend to the Board, and assess corporate governance policies for the Company, and (d) oversee the evaluation of the Board.

The Board of Directors has determined that the members of this Committee are independent as described above under “Director Independence and Executive Sessions.”

Director Nominations Made by Shareholders. The Committee will consider nominations timely made by shareholders pursuant to the requirements of our By-laws, which are referred to under “Shareholder Proposals.” This Committee has not formally adopted any specific elements of this policy, such as minimum specific qualifications or specific qualities or skills that must be possessed by qualified nominees, beyond the Committee’s willingness to consider candidates proposed by shareholders.

Procedure for Shareholders to Nominate Directors. Any shareholder who intends to present a director nomination proposal for consideration at the 2011 annual meeting and intends to have that proposal included in the proxy statement and related materials for the 2011 annual meeting, must deliver a written copy of the proposal to the Company’s principal executive offices no later than the deadline, and in accordance with the notice procedures, specified under “Shareholder Proposals” in this proxy statement and in accordance with the applicable requirements of Rule 14a-8 of the Exchange Act.

If a shareholder does not comply with the Rule 14a-8 procedures, the shareholder may use the procedures set forth in the Company’s By-laws, although the Company would in the latter case not be required to include the nomination proposal as a proposal in the proxy statement and proxy card mailed to shareholders in connection with the next annual meeting of shareholders. For shareholder nominations of directors to be properly brought before an annual meeting by a shareholder pursuant to the By-laws, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, any shareholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such shareholder’s intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to and received by the Secretary of the Company not later than 60 days in advance of the originally scheduled date of the annual meeting of shareholders.

The shareholder’s notice referred to above must set forth (1) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (4) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated by the Board of Directors; and (5) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Board Composition and Diversity. The Committee’s current process for identifying and evaluating nominees for director consists of general periodic evaluations of the size and composition of the Board of Directors with a goal of maintaining continuity of appropriate industry expertise and knowledge of the Company. The Committee strives to compose the Board of Directors with individuals possessing a variety of complementary skills.

With respect to the nominees for re-election at this meeting and with respect to the other members of the Board, the Nominating and Corporate Governance Committee and the Board of Directors as a whole focused primarily on the information discussed in each of the director’s biographies set forth above. In each case, the Nominating and Corporate Governance Committee and the Board of Directors considered important the achievements of the individual in the successful career described. With regard to Mr. Marks, the Committee and the Board particularly noted his long and successful experience with the Company and his deep understanding of the Company’s operations and the industry in which it operates. With regard to Mr. Clark, the Committee and the Board particularly noted his experience in marketing, his experience in operating large companies, and his experience in management oversight through the large and diverse group of companies on whose boards of directors he serves. With regard to Mr. Boldt, the Committee and Board believe that it is important that they have immediate access to his direct involvement in the management of the Company. With regard to Mr. Baker, the Committee and the Board particularly noted his significant financial and audit related experience. With regard to Mr. McGuire, the Committee and the Board particularly noted his knowledge of and experience with the healthcare industry, which is an important market for the Company’s services. With regard to Mr. Palms, the Committee and the Board particularly noted his scientific expertise and his significant experience with the operations of public institutions and universities. With regard to Mr. Sullivan, the Committee and the Board particularly noted the broad perspective resulting from his diverse experience in managing and serving as an officer for a large, public company.

Although diversity may be a consideration in the Committee’s process, the Committee and the Board of Directors do not have a formal policy with regard to the consideration of diversity in identifying director nominees. Since neither the Board nor this Committee has received any shareholder nominations in the past, the Committee has not considered whether there would be any differences in the manner in which the Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

Source of Recommendation for Current Nominees. The nominees for director included in this proxy statement have been formally recommended by the incumbent independent directors who serve on the Nominating and Corporate Governance Committee. The Company did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

Past Nominations from More Than 5% Shareholders. Under the SEC rules (and assuming consent to disclosure is given by the proponents and nominee), the Company must disclose any nominations for director made by any person or group beneficially owning more than 5% of the Company’s outstanding common stock received by the Company by the date that was 120 calendar days before the anniversary of the date on which its proxy statement was sent to its shareholders in connection with the previous year’s annual meeting. The Company did not receive any such nominations.

Shareholder Communications to the Board of Directors

Any record or beneficial owner of the Company’s common stock who has concerns about accounting, internal accounting controls, or auditing matters and any other matters relating to the Company and wishes to communicate with the Board of Directors on such matters may contact the Audit Committee directly. The Audit Committee has undertaken on behalf of the Board of Directors to be the recipient of communications from shareholders relating to the Company. If particular communications are directed to the full Board, independent directors as a group, or individual directors, the Audit Committee will route these communications to the appropriate directors or committees so long as the intended recipients are clearly stated. Alternatively, any interested parties may communicate with the presiding lead independent director of our Board of Directors by writing to Randolph A. Marks, c/o Computer Task Group, Incorporated, 800 Delaware Avenue, Buffalo, New York 14209.

Communications intended to be anonymous may be made by calling the Company’s Whistleblower Hotline Service at 800-854-5313 and identifying yourself as an interested party intending to communicate with the Audit Committee (this third party service undertakes to forward such communications to the Audit Committee if so requested, assuming the intended recipient is clearly stated). You may also send communications intended to be anonymous by mail, without indicating your name or address, to Computer Task Group, Incorporated, 800 Delaware Avenue, Buffalo, New York 14209, Attention: Chairman of the Audit Committee. Communications not intended to be made anonymously may also be made by calling the hotline number or by mail to that address.

Shareholder proposals intended to be presented at a meeting of shareholders by inclusion in the Company’s proxy statement under SEC Rule 14a-8 or intended to be brought before a shareholders’ meeting in compliance with the Company’s By-laws are subject to specific notice and other requirements referred to under “Shareholder Proposals” and in applicable SEC rules and the Company’s By-laws. The communications process for shareholders described above does not modify or eliminate any requirements for shareholder proposals intended to be presented at a meeting of shareholders. If you wish to make a proposal to be presented at a meeting of shareholders, you may not communicate such proposals anonymously and may not use the hotline number or Audit Committee communication process described above in lieu of following the notice and other requirements that apply to shareholder proposals intended to be presented at a meeting of shareholders.

The Company encourages its directors to attend its annual meetings but has not adopted a formal policy requiring this attendance. All of our directors attended our annual meeting on May 13, 2009.

Corporate Governance and Website Information

The Company follows certain corporate governance requirements that it believes are in compliance with the corporate governance requirements of the NASDAQ listing standards and SEC regulations. The principal elements of these governance requirements as implemented by our Company are:

•	affirmative determination by the Board of Directors that a majority of the directors is independent;

•	regularly scheduled executive sessions of independent directors;

•

Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee comprised of independent directors and having the purposes and charters described above under the separate committee headings;

•	internal audit function;

•	corporate governance principles of our Board of Directors;

•	specific authorities and procedures outlined in the charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee; and

•

a code of business conduct and ethics applicable to directors, officers and employees of our Company. This code also contains a sub-section that constitutes a code of ethics (the “Code of Ethics”) specifically applicable to the Chief Executive Officer, Chief Financial Officer and other members of our Company’s finance department based on their special role in promoting fair and timely public reporting of financial and business information about our Company.

The charters of the Audit Committee, Compensation Committee, and Nominating and Governance Committee, the corporate governance principles of the Board of Directors, and the Code of Ethics are available without charge on the Company’s website at www.ctg.com, by clicking on “Investors,” and then “Corporate Governance.” We will also send these documents without charge and in print to any shareholder who requests them. The Company intends to disclose any amendments to or waivers of the Code of Ethics on its website.

Board Leadership and Role in Risk Oversight

Mr. Boldt serves as both the Chairman and the CEO of the Company. The Board of Directors believes this structure is in the best interests of the Company and its shareholders since Mr. Boldt is most familiar with the operational and industry challenges facing the Company. As such, Mr. Boldt is best positioned to develop agendas for Board meetings that ensure the Board’s time is most appropriately focused on issues of highest priority.

Each of the directors other than Mr. Boldt is an independent director. Mr. Marks presently serves as the lead independent director. In this capacity, Mr. Marks acts as a liaison between the independent directors and the Chairman to facilitate feedback and provide input concerning agenda items. The Board believes this approach appropriately and effectively complements the combined CEO/Chairman structure by enhancing the flow of information.

The Board views enterprise risk management (“ERM”) as an integral part of the Company’s strategic planning process and, as such, has charged the Audit Committee with the responsibility of overseeing the ERM process. To facilitate coordination of ERM at the operational level, the Audit Committee appointed Brendan M. Harrington as the Company’s Chief Risk Officer (“CRO”). In this capacity, Mr. Harrington works with the CEO and executive officers of the Company to provide periodic ERM reports to the Audit Committee; and strives to generate careful and thoughtful attention on the Company’s ERM process, the nature of material risks to the Company and the adequacy of the Company’s policies and procedures designed to mitigate these risks. Among the matters that are considered in the Company’s ERM process is the extent to which the Company’s policies and practices for incentivizing and compensating employees, including non executive officers, may create risks that are reasonably likely to have a material adverse effect on the Company. In this manner, the Board believes it appropriately encourages management to promote a corporate culture that appreciates risk management and incorporates it into the overall strategic planning process of the Company.

Compensation Committee Interlocks and Insider Participation

During the last completed fiscal year, the Compensation Committee was comprised entirely of independent directors. The Compensation Committee of the Board of Directors is composed of Daniel J. Sullivan, Chairman, Thomas E. Baker, Randall L. Clark, William D. McGuire and John M. Palms. In 2009, Mr. Boldt served as a director on the Board of Dunn Tire LLC, a privately owned business. Mr. Clark, a member of the Compensation Committee, served as the Chairman of the Board of Directors of Dunn Tire LLC in 2009. The Company conducted no business with Dunn Tire in 2009.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Composition and Primary Purposes

The Compensation Committee of the Board of Directors is composed of Daniel J. Sullivan, Chairman, Thomas E. Baker, Randall L. Clark, William D. McGuire and John M. Palms. The Committee is responsible for overseeing the administration of the Company’s employee stock and benefit plans, establishing policies relating to the compensation of employees and setting the terms and conditions of employment for executive officers. During 2009, this Committee held a total of three meetings. The Board of Directors has determined that the members of this Committee are independent as described above under “Director Independence and Executive Sessions.”

This Committee has a charter that is available on our Company’s website as described below under “Corporate Governance and Website Information.” The Committee reviews the charter annually and updates the charter as necessary. The primary purposes of the Committee are to: (1) review and approve corporate goals and objectives relevant to the Company’s compensation philosophy, (2) evaluate the CEO’s performance and determine the CEO’s compensation in light of those goals and objectives, (3) review and approve executive officer compensation, incentive compensation plans and equity-based plans; and (4) produce an annual report on executive compensation, and approve the Compensation Discussion and Analysis, for inclusion in the Company’s annual proxy statement.

Compensation Philosophy and Executive Compensation Objectives

Given the exceptionally competitive nature of the IT Industry, the Company’s Compensation Committee and management believe it is strategically critical to attract, retain and motivate the most talented employees possible by providing competitive total compensation packages. This general philosophy on compensation applies to all employees of the Company. With regard to executive officer compensation, the Company seeks to accomplish the following high-level objectives:

•

Offer a Competitive Total Compensation Package. To attract the most talented executive officers possible, the Company should tailor each executive officer’s total compensation plan to reflect average total compensation offered at similar organizations. This is accomplished by means of routine compensation surveying, the process for which is described further below.

•

Tie Total Compensation to Performance in a Meaningful Manner. To promote the Company’s overall annual and long-term financial and operating objectives, a significant portion of total compensation should be based upon the accomplishment of specific Company objectives within an executive officer’s purview. This is accomplished by means of various performance-based incentive plans described further below.

•

Encourage Executives to Think Like Shareholders. To promote the best interests of shareholders, executive officers should be encouraged to maintain a significant equity interest in the Company. This is accomplished by means of various equity award plans described further below.

How Executive Compensation is Determined

In order to promote the Company’s objective of tying total compensation to performance in a meaningful manner, the Company has adopted a uniform approach to compensation planning. In short, once the Board of Directors has reviewed and approved the corporate goals and objectives for the entire Company, the Compensation Committee begins the process of setting compensation for the executive officers. Once compensation has been set for the executive officers, they in turn are able to set performance-based objectives for their direct reports. In 2009, in response to the economic recession, a company-wide salary freeze was imposed on all employees generally. This approach to compensation planning continues throughout the organization. In this manner, the compensation planning process seeks to optimize shareholder value by integrating appropriate employee responsibilities with corporate objectives.

In an effort to accomplish the Company’s objective of offering competitive total compensation packages, the Compensation Committee routinely surveys total compensation packages for all executive officers. In 2009, as has been the practice for several years, the Compensation Committee retained the services of Towers Watson (formerly Towers Perrin), a highly-regarded independent compensation consulting firm, to undertake an annual compensation review for each of the Company’s executive officers. Towers Watson reports to, and acts solely at the direction of, the Compensation Committee. Towers Watson does not provide any other services to the Company or any of the Company’s executive officers individually, aside from those services provided to the Compensation Committee. Prior to conducting the study, Towers Watson was provided with job descriptions for each of the executive officers and was specifically instructed to provide the Compensation Committee with a Competitive Market Analysis—a written report for each executive officer reflecting the competitive range of total compensation for comparable positions.

Surveying Methodology Used. Towers Watson used its proprietary executive compensation database to create the report. This database contains compensation data from over 820 companies. From this data, Towers Watson performed regression analyses designed to identify a competitive range for jobs with similar responsibilities. The competitive range identified in the Towers Watson report approximates the statistical mean within one standard deviation. As such, the competitive range tends to fall within approximately fifteen percentage points on either side of the mean. The deviation in this range is usually explained by differences in experience, length of service and/or differences in responsibilities. For executives identified as “named executive officers” in last year’s proxy statement, Towers Watson further cross-compared this competitive range against a peer group of companies chosen by the Compensation Committee.1 However, this comparison was merely provided for validation purposes and had no impact on the original competitive range presented by Towers Watson.

For 2009, the Towers Watson report contained the following observations:

•	Total compensation for Mr. Colson and Mr. Crumlish was within the competitive range;

•

Total compensation for Mr. Gydé was higher than the competitive range. Mr. Gydé is based in Belgium and is compensated in Euros. The strength of the Euro, when compared to the U.S. dollar, caused Mr. Gydé’s compensation to be higher than the competitive range. The Compensation Committee feels that Mr. Gydé’s compensation in Euros is within the competitive range for similar jobs in the Western European market.

•

Total compensation for Mr. Harrington was below the competitive range. In 2006, when Mr. Harrington was promoted to the position of CFO, it was the Compensation Committee’s intent to increase Mr. Harrington’s total compensation over three years. Although the Committee believes that Mr. Harrington has now fully transitioned to this role, the salary freeze (which affected all employees generally) in 2009 prevented an adjustment to the competitive range. The Committee expects to bring Mr. Harrington’s total compensation within a competitive range in the near term.

•

Mr. Boldt’s total cash compensation (defined as a combination of base salary plus annual cash incentive) is competitive within the market range established for the CEO position. The Committee has, however, elected to weight Mr. Boldt’s total cash compensation more heavily than market to the cash incentive portion of his compensation. The Committee has done so because it believes that placing a greater emphasis on cash incentive compensation should ultimately lead to improvements in the Company’s overall profitability and therefore, shareholder value. The Company has historically trailed the competitive market range with regard to granting long-term equity incentive compensation. This has caused Mr. Boldt’s total compensation (cash and equity) to be below market. It is the Committee’s intention, however, over a period of time to provide total compensation which is in line with the market. The Committee expects to bring Mr. Boldt’s total compensation to market over the next several years depending upon the performance of the Company and Mr. Boldt.

Upon completion of the report, the Compensation Committee met personally with a representative of Towers Watson to review the document. The Compensation Committee used the Towers Watson study, in conjunction with the Company’s overall long-term financial and operating objectives for 2009, to set total compensation for the CEO. Prior to approving Mr. Boldt’s total compensation package for 2009, the Committee also reviewed the details of each aspect of Mr. Boldt’s compensation. Mr. Boldt has no direct role in establishing the terms of his own compensation. The details of Mr. Boldt’s total compensation for 2009 are discussed in more detail below.

The CEO used the Towers Watson Competitive Market Analysis, in conjunction with the Company’s overall long-term financial and operating objectives for 2009, to make compensation recommendations to the

[1]	The peer group cited by the Compensation Committee for validation consisted of the following entities: Analysts International Corp. (ANLY), CIBER Inc. (CBR), Compuware Corp. (CPWR), iGATE Corp. (IGTE), Sapient Corp. (SAPE) and Technology Solutions Co. (TSCC).

Board for each executive officer. It has been the practice of the Board to approve total compensation packages that contain a significant portion of tailored, performance-based incentives within the executive officer’s purview. The executive officers have no direct role in establishing the terms of their compensation. The details of each named executive officer’s total compensation for 2009 are discussed below in more detail.

Components of Executive Compensation

The compensation paid to the Company’s executive officers, as reflected in the tables set forth in this proxy statement, can be broken down into the following three general categories: (i) Baseline Compensation, (ii) Performance-Based Incentives and (iii) Equity-Based Incentives.

Baseline Compensation

Baseline Compensation includes: annual base salary, standard employee benefits available to all employees generally and participation in certain executive level employee benefit programs. Once awarded, compensation payments made under this component are provided during the course of the year without regard to achievement of specific performance-based objectives. The Company chooses to pay this component of compensation because it comprises the very foundation of executive compensation. As such, the Company considers maintaining competitive levels of baseline compensation essential to attracting and retaining talented personnel.

Annual Base Salary—In an effort to stay competitive, annual salaries for executive officers are reviewed by the Compensation Committee on a yearly basis. With respect to determining the base salary of executive officers, the Committee takes into consideration the compensation report prepared by Towers Watson, the executive’s individual performance as well as length of service and internal equity considerations. Of these factors, the Towers Watson report is generally given the most weight.

Standard Employee Benefits—Executive officers are entitled to participate in the same benefit programs afforded generally to all other employees of the Company. Such benefits generally include a 401(k) program, Medical/Dental/Vision Health Plans, Employee Stock Purchase Plan, Short-Term and Long-Term Disability Plans and Flexible Spending Account Plan.

Executive Level Benefits—In addition to the benefits afforded to employees generally, executive officers are also eligible to participate in or receive the benefit of the following Company sponsored Executive Benefits: Long-Term Executive Disability Plan, Executive Life Insurance Plan, Accidental Death & Dismemberment and Travel Accident Plan, Income Tax Preparation and Advice program, Executive Medical and Dental Plan program, and the Company’s change in control agreements.2 A synopsis of these executive level benefits is provided below:

•

Long-Term Executive Disability Plan. The Company will pay, on the executive’s behalf, the premiums associated with maintaining a long-term disability policy with seventy percent (70%) salary replacement up to $25,000 per month. The benefits provided under the Long-Term Executive Disability Plan are provided in lieu of the Long-Term Disability Plan afforded to employees generally.

•

Executive Life Insurance Plan. The Company will pay, on the executive’s behalf, the premiums associated with maintaining a life insurance policy with coverage equal to three times current annual base salary.

•

Accidental Death & Dismemberment & Travel Accident Plan. The Company will pay, on the executive’s behalf, the premiums associated with maintaining an accidental death and dismemberment policy with coverage equal to four times current annual base salary.

[2]	Since Belgium law designates the calculation of separation benefits, Mr. Gydé does not have a change in control agreement.

•	Income Tax Preparation and Advice Program. The Company will generally reimburse executives for out-of-pocket fees expended, up to $2,000, on tax preparation, planning or advice.[3]

•	Executive Medical and Dental Plan Program. The Company will reimburse executives for out-of-pocket expenses, up to $10,000, on qualifying medical or dental expenditures.

•

Change in Control Agreement. Pursuant to the terms of these agreements, executives are generally entitled to the following benefits in the event of a Change in Control (as defined in the agreements): (a) immediate vesting of all stock-related awards granted under the 1991 Stock Option Plan, the 2000 Equity Award Plan or the 1991 Restricted Stock Plan; (b) immediate vesting and cash payout of any deferred compensation accruing pursuant to the Company’s Nonqualified Key Employee Deferred Compensation Plan; and (c) to the extent that the executive’s stock option rights are impeded or adversely affected by the resulting Change in Control (i.e., no comparable Conversion Options offered), an executive is entitled to an immediate lump sum payout of the built in gain on all unexercised stock options, calculated as of the date of the Change in Control. Further, additional severance benefits apply in the event the executive’s employment is terminated for Good Reason by the executive or without Cause by the Company within six (6) months before or twenty-four (24) months after the date of Change in Control.[4] These additional severance benefits include: a lump sum payment of two times[5] the executive’s annual rate of salary, a lump sum payment of two times the executive’s average annual Incentive (calculated from the preceding three years), a lump sum payout equal to twenty-five percent (25%) of current salary and highest annual Incentive, indemnification coverage for a period of sixty (60) months, a cash-out of equity-based compensation; and payout of any and all deferred compensation accruing up to the date of termination. For more information on Potential Change in Control related payments, see “Potential Payments upon Termination or Change in Control.”

Performance-Based Incentives

Performance-based incentives include an annual cash incentive (“Incentive”) and participation in the Company’s Nonqualified Key Employee Deferred Compensation Plan (“Deferred Compensation Plan”). Compensation payments provided under these programs are conditional upon the accomplishment of specific performance-based goals. The Company chooses to pay this component of compensation because it believes such compensation programs are critical to motivating executive officers in a manner that directly impacts shareholder value.

Annual Cash Incentive Compensation—Each executive officer’s total annual compensation includes a potential Incentive award. Incentive payments are contingent upon the accomplishment of certain performance-based objectives selected by the Compensation Committee annually. In selecting objectives, the Compensation Committee seeks to individually tailor performance criteria for each executive officer. The amounts of the Incentive, and the formula for calculating actual payments, are regularly reviewed and surveyed in conjunction with the Towers Watson study discussed earlier. In 2009, the Compensation Committee established performance objectives for the executive officers based on targeted levels of revenue and operating income. To the extent an executive officer has specific operational responsibilities, performance objectives were split between: (i) consolidated revenues and operating income for the entire Company and (ii) business unit revenues and gross profit for that executive officer’s focus of operation. Targets for non-operational executive officers, including the CEO, were based solely on consolidated revenues and operating income for the entire Company.

The formula for calculating each executive officer’s Incentive provides that at least eighty percent (80%) of the stipulated plan target (“Threshold”) must be achieved before any remuneration is awarded for that objective.

[3]	In Mr. Boldt’s case, this amount is $4,000.
[4]	In Mr. Boldt’s case, these severance benefits may also be triggered by his termination for any reason within six (6) months following the Change in Control.
[5]	In Mr. Boldt’s case, 2.99 times current salary, and 2.99 times the highest annual Incentive (calculated from the preceding three years), is provided.

If the Threshold is achieved, the executive officer receives fifty percent (50%) of the designated plan award for that objective. Then, for each additional percentage point (1%) achieved above the Threshold, up to one hundred percent (100%) of the plan target (“Objective Goal”), the executive officer receives another two and one-half percent (2.5%) of the designated plan award for that objective. For each additional percentage point (1%) achieved above the Objective Goal, the executive officer receives another five percent (5%) of the designated plan award for that objective. Each plan prohibits the receipt of amounts in excess of two hundred percent (200%) of the designated plan award for that objective.

The designated plan award is generally calculated as a percentage of annual base salary. In 2009, the designated plan awards were : (i) for Mr. Boldt, CEO, one hundred percent (100%) of base salary actually paid, (ii) for Mr. Harrington, CFO, fifty percent (50%) of base salary actually paid, (iii) for Mr. Gydé, SVP, forty-five percent (45%) of base salary actually paid, (iv) for Mr. Colson, SVP, seventy-five percent (75%) of base salary actually paid, and (v) for Mr. Crumlish, SVP, fifty percent (50%) of base salary actually paid.

The Compensation Committee believes that each executive officer’s Incentive plan targets for 2009 involve a reasonably challenging degree of difficulty that considers current economic challenges and reflects the board’s desire to maintain flexibility in enhancing the executive officer’s focus, motivation and enthusiasm. The Compensation Committee does not retain any discretion to award Incentive compensation absent achievement of the specified thresholds or to reduce or increase the size of any award or payout. In this manner, the Compensation Committee believes that each executive officer’s Incentive plan targets are reasonably tailored to promote the Company’s overall annual and long-term financial goals.

Deferred Compensation—This component of executive compensation consists of employee and Company contributions under the Deferred Compensation Plan for those executives chosen to participate in the plan. Executives chosen to participate in the plan are eligible to elect to defer a percentage of their annual cash compensation. In addition, executives are also eligible to receive a Company contribution under the plan in an amount equal to a specified percentage of the sum of the executive’s 2009 Base Salary and Incentive compensation. Payment of the Company’s contribution is contingent on the accomplishment of certain performance targets6 recommended by the CEO and approved by the Compensation Committee. Actual amounts paid under the Company contributions, and the formula for calculating actual payments, are regularly reviewed and approved by the Compensation Committee. The contribution can be made in cash or CTG common stock, as determined by the Committee. In 2009, for those executives chosen to participate in the plan, the Company’s contribution percentage was five percent (5%) of the annual amounts received from both salary and annual Incentive amounts. The Company’s Omnibus Code Section 409A Compliance Policy became effective as of January 1, 2009. This policy is designed to ensure compliance with Internal Revenue Code Section 409A and applicable Treasury Regulations for arrangements that are or may constitute nonqualified deferred compensation plans.

Equity-Based Incentives

This component of executive compensation consists of grants of restricted stock and stock options under the Company’s 2000 Equity Award Plan and the 1991 Restricted Stock Plan. In making such grants, the Committee considers an executive’s past contributions and expected future contributions towards Company performance. Grants are made to key employees of the Company who, in the opinion of the Committee, have had and are expected to continue to have a significant impact on the long-term performance of the Company. The awards are designed to reward individuals who remain with the Company; and further align employee interests with those of the Company’s shareholders. The Company chooses to pay this component of compensation because it believes that stock ownership by management is beneficial in aligning management’s activities and decisions with shareholders’ interests of maximizing share value.

[6]	In 2009, the performance targets for the Deferred Compensation Plan were based upon the Company’s attainment of certain operating income targets.

Except in circumstances of new or recently promoted executive officers, the Committee grants equity compensation on a set date each year. The Company does not time or plan the release of material non-public information for the purpose of affecting the value of compensation. Equity awards may also be granted at other meetings of the Committee to individuals who become executive officers, are given increased responsibilities during the year or in recognition of special accomplishments.

Restricted Stock Grants During 2009—The Compensation Committee granted restricted stock awards to various executive officers as identified in the tables below. In general, recipients of restricted stock awards receive a specified number of non-transferable restricted shares to be held by the Company, in the name of the grantee, until satisfaction of stipulated vesting requirements. Upon satisfaction of such vesting requirements, restrictions prohibiting transferability will be removed from the vested shares. In determining whether to grant an individual restricted stock, the Compensation Committee considers an executive’s contribution toward Company performance, expected future contribution and the number of options and shares of common stock presently held by the executive. For awards of restricted stock granted in 2009 to executive officers, shares vest in four equal installments over the next four years, beginning on the first anniversary of the date of grant. Similar to awards of stock options, restricted stock awards directly align compensation with increases in shareholder value; and provide benefits of share ownership (such as voting rights, right to earn dividends, etc.) immediately upon grant.

Stock Options Granted During 2009—The Compensation Committee granted stock options under the Company’s 2000 Equity Award Plan to various executive officers as identified in the tables below. In general, recipients of the stock options receive the right to purchase shares of common stock of the Company in the future at a price equal to the value of the Company’s common stock, as reported on NASDAQ, at closing on the date of grant. The Compensation Committee determines the dates and terms upon which options may be exercised, as well as whether the options will be incentive stock options or nonqualified stock options. For awards granted to executive officers in 2009, options vest in four equal installments over the next four years, beginning on the first anniversary of the date of grant.7 In determining whether to grant an individual stock options, the Compensation Committee considers an executive’s contribution toward Company performance, expected future contribution and the number of options and shares of common stock presently held by the executive. Any value that might be received from an equity grant depends upon increases in the price of the Company’s common stock. Accordingly, the amount of compensation to be received by an executive is directly aligned with increases in shareholder value.

[7]	In 2009, however, Mr. Gydé received a grant of 10,000 stock options which will vest, in their entirety, in 2013. This method of vesting was provided as a means of accommodating certain tax laws in Belgium, which requires recognition of tax consequences on the date of grant.

SUMMARY COMPENSATION TABLE

Name and principal position (a)	Year (b)	Salary ($) (c)	Stock Awards ($) (e)(1)	Option Awards ($) (f)(2)	Non-Equity Incentive Plan Compensation ($) (g)		All Other Compensation ($) (i) (5)		Total ($) (j)
James R. Boldt Chairman, President and Chief Executive Officer	2009	$450,000	$294,000	$86,708	$0	(3)	$70,361	(6)	$923,569
					$22,500	(4)
	2008	$446,702	$167,650	$73,696	$666,053	(3)	$55,636		$1,521,013
					$111,276	(4)
	2007	$434,317	$45,200	$77,592	$368,365	(3)	$57,740		$1,103,616
					$120,402	(4)

Brendan M. Harrington Senior Vice President, Chief Financial Officer	2009	$237,000	$19,600	$43,354	$0	(3)	$16,405		$328,209
					$11,850	(4)
	2008	$228,654	$19,160	$36,848	$170,466	(3)	$22,430		$517,470
					$39,912	(4)
	2007	$204,384	$11,300	$29,097	$86,674	(3)	$25,094		$400,208
					$43,659	(3)

Filip J.L. Gydé Senior Vice President and General Manager, CTG Europe	2009	$297,299	$19,600	$46,117	$0	(3)	$108,132	(7)	$471,148
					$0	(4)
	2008	$298,467	$19,160	$39,992	$126,184	(3)	$130,439	(7)	$614,242
					$0	(4)
	2007	$274,598	$18,080	$41,602	$65,500	(3)	$114,114	(7)	$513,894
					0	(4)

Michael J. Colson Senior Vice President, Solutions	2009	$246,000	$36,750	$43,354	$71,112	(3)	$31,372	(8)	$444,444
					$15,856	(4)
	2008	$244,116	$19,160	$36,848	$308,515	(3)	$33,815		$697,717
					$55,263	(4)
	2007	$237,115	$18,080	$38,796	$122,535	(3)	$41,796		$512,270
					$53,948	(4)

Arthur W. Crumlish Senior Vice President and General Manager, Strategic Staffing Services	2009	$239,000	$19,600	$43,354	$0	(3)	$51,343	(9)	$365,247
					$11,950	(4)
	2008	$237,116	$19,160	$36,848	$137,354	(3)	$56,130		$524,055
					$37,447	(4)
	2007	$230,115	$18,080	$38,796	$82,509	(3)	$42,980		$459,374
					$46,894	(4)

(1)	The amounts in column (e) reflect the aggregate grant date fair value for the awards granted in the fiscal years ended December 31, 2009, 2008 and 2007 as applicable, as computed in accordance with FASB ASC Topic 718.

(2)	The amounts in column (f) reflect the aggregate grant date fair value for the options granted in the fiscal years ended December 31, 2009, 2008 and 2007 as applicable, as computed in accordance with FASB ASC Topic 718.

(3)	Represents cash payments earned under the respective executive’s annual cash incentive plan (“Incentive”).

(4)	Represents amounts contributed by the Company under the Computer Task Group, Incorporated Nonqualified Deferred Compensation Plan.

(5)	Life Insurance. During 2009, the Company provided life insurance benefits for Messrs. Boldt, Harrington, Colson and Crumlish. The premiums paid by the Company for these benefits totaled $50,448, $6,928, $8,623 and $30,800, respectively. In 2008, the premiums for these life insurance benefits for Messrs. Boldt, Harrington, Colson and Crumlish totaled $34,055, $9,131, $10,445 and $27,078, respectively. In 2007, the premiums for these life insurance benefits for Messrs. Boldt, Harrington, Colson and Crumlish totaled $28,752, $8,245, $10,468 and $24,648, respectively.

401(k) Contributions. The Company may match up to 3% of the contributions made by Messrs. Boldt, Harrington, Colson and Crumlish to the Computer Task Group, Incorporated 401(k) Plan. Contributions made by the Company during 2009 for Messrs. Boldt, Harrington, Colson and Crumlish totaled $5,592, $5,265, $5,278, and $5,268, respectively. Contributions made by the Company during 2008 for each of the named executives totaled $6,900. Contributions made by the Company during 2007 for Messrs. Boldt, Harrington, Colson and Crumlish totaled $6,750, $4,674, $6,750 and $6,750, respectively.

(6)	In addition to life insurance premiums and 401(k) contributions (as further disclosed in footnote 5), Mr. Boldt received a total value of $14,321 from the following Executive Level Benefits (which are further described on page 16 and 17): Long-Term Executive Disability Plan, Accidental Death & Dismemberment & Travel Accident Plan, Executive Medical and Dental Plan Program and Mr. Boldt’s annual dues at a luncheon club.

(7)	In accordance with Belgium law the Company is required to pay Mr. Gydé: (i) 92% of one month’s pay as vacation pay and (ii) a year-end premium equal to one month’s pay. Together, these legal obligations totaled $47,568 in 2009, $67,897 in 2008 and $63,707 in 2007. The Company also makes contributions towards Mr. Gydé’s cafeteria plan account, which is a plan generally available to all Belgium employees. Contributions to Mr. Gydé’s cafeteria plan totaled $37,216 in 2009, $37,910 in 2008 and $27,459 in 2007. The Company also leases an automobile for Mr. Gydé’s use, as is done for all Belgium employees with a likelihood of traveling. The cost to the Company for leasing Mr. Gydé’s automobile was $23,348 in 2009, $24,632 in 2008 and $22,948 in 2007.

(8)	In addition to life insurance premiums and 401(k) contributions (as further disclosed in footnote 5), Mr. Colson received a total value of $17,471 from the following Executive Level Benefits (which are further described on page 16 and 17): Long-Term Executive Disability Plan, Accidental Death & Dismemberment & Travel Accident Plan, Executive Medical and Dental Plan Program and Mr. Colson’s annual dues at a luncheon club.

(9)	In addition to life insurance premiums and 401(k) contributions (as further disclosed in footnote 5), Mr. Crumlish received a total value of $15,275 from the following Executive Level Benefits (which are further described on page 16 and 17): Long-Term Executive Disability Plan, Accidental Death & Dismemberment & Travel Accident Plan, and Executive Medical and Dental Plan Program.

Specific Executive Officer Compensation Plans and Employment Agreements

James R. Boldt, CEO. In 2009, Mr. Boldt’s compensation included an annual base salary of $450,000, a grant of 40,000 stock options at $4.90 per share and a grant of 60,000 restricted shares. In setting baseline compensation and the performance standards for Mr. Boldt’s compensation, the Committee considered the following factors: the Towers Watson report, his past performance and internal pay equity among the management team. The total amount of compensation that Mr. Boldt received was based on a combination of his baseline compensation and the extent to which the thresholds for compensation were achieved under his performance based incentives. No Incentive was earned by Mr. Boldt in 2009. The Company contributed $22,500 (or 5% of Mr. Boldt’s cash compensation) towards the Deferred Compensation Plan. Mr. Boldt did not elect to contribute any of his cash compensation towards the plan in 2009.

Mr. Boldt is currently the only executive officer with a written Employment Agreement addressing compensation terms. Pursuant to the terms of that Agreement:

•	compensation will be reviewed and adjusted annually by the Compensation Committee as appropriate;

•	either party may terminate the employment relationship upon sixty (60) days prior written notice to the other;

•

competitive activities, and other activities adverse to the Company’s interests, are prohibited during the term of the employment relationship and for a one (1) year period after any termination thereof.

The Agreement also provides severance compensation in the event of termination. In the event of termination by Mr. Boldt for Good Reason (as defined in the Agreement), or by the Company other than for Cause (as defined in the Agreement), or if he dies or becomes disabled, Mr. Boldt will receive a lump sum cash payment equal to the average annual total cash compensation paid to him in the three (3) years leading up to the actual date of termination. Mr. Boldt will also continue to receive medical and dental benefits for a period of twelve (12) months. In the event Mr. Boldt remains unemployed following the six (6) month anniversary of the date of termination, he will receive a second lump sum cash payment equal to fifty percent (50%) of the initial lump sum payment received.

Brendan M. Harrington, CFO. In 2009, Mr. Harrington’s total compensation included annual base salary payments of $237,000, a grant of 20,000 stock options at $4.90 per share, and a grant of 4,000 restricted shares. In setting baseline compensation and the performance standards for Mr. Harrington’s compensation, the Committee considered the Towers Watson report and his past performance. The total amount of compensation that Mr. Harrington received was based on a combination of his baseline compensation and the extent to which the thresholds for compensation were achieved under his performance based incentives. No Incentive was earned by Mr. Harrington in 2009. The Company contributed $11,850 (or 5% of Mr. Harrington’s cash compensation) towards the Nonqualified Deferred Compensation Plan. Mr. Harrington did not elect to contribute any of his cash compensation towards the Plan in 2009.

Filip J.L. Gydé, SVP. In 2009, Mr. Gydé’s compensation included an annual base salary of $297,2998 a grant of 20,000 stock options at $4.90 per share and a grant of 4,000 restricted shares. In setting baseline compensation and the performance standards for Mr. Gydé, the Committee considered the Towers Watson report and his past performance. The total amount of compensation that Mr. Gydé received was based on a combination of his baseline compensation and the extent to which the thresholds for compensation were achieved under his performance based incentives. No Incentive was earned by Mr. Gydé in 2009. Mr. Gydé is not a participant in the Company’s Nonqualified Deferred Compensation Plan. Pursuant to Belgian law, the Company is required to pay Mr. Gydé certain additional benefits which are generally afforded to all Belgian employees. These statutory benefits totaled $47,568 in 2009.

Michael J. Colson, SVP. In 2009, Mr. Colson’s compensation included an annual base salary of $246,000, an Incentive of $71,112, a grant of 20,000 stock options at $4.90 per share and a grant of 7,500 restricted shares. In setting baseline compensation and the performance standards for Mr. Colson’s compensation, the Committee considered the Towers Watson report and his past performance. The total amount of compensation that Mr. Colson received was based on a combination of his baseline compensation and the extent to which the thresholds for compensation were achieved under his performance based incentives. The Company contributed $15,856 (or 5% of Mr. Colson’s cash compensation) towards the Nonqualified Deferred Compensation Plan. Mr. Colson did not elect to contribute any of his cash compensation towards the Plan in 2009.

Arthur W. Crumlish, SVP. In 2009, Mr. Crumlish’s compensation included an annual base salary of $239,000, a grant of 20,000 stock options at $4.90 per share and a grant of 4,000 restricted shares. In setting baseline compensation and the performance standards for Mr. Crumlish’s compensation, the Committee considered the Towers Watson report and his past performance. The total amount of compensation that Mr. Crumlish received was based on a combination of his baseline compensation and the extent to which the thresholds for compensation were achieved under his performance based incentives. No Incentive was earned by Mr. Crumlish in 2009. The Company contributed $11,950 (or 5% of Mr. Crumlish’s cash compensation) towards the Nonqualified Deferred Compensation Plan. Mr. Crumlish did not elect to contribute any of his cash compensation towards the Plan in 2009.

[8]	In accordance with Belgium law, the Company is required to pay Mr. Gydé: (i) 92% of one month’s pay as vacation pay and (ii) a year-end premium equal to one month’s pay. These amounts are reflected in Mr. Gydé’s salary.

2009 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
James R. Boldt	5/12/2009	$225,000	$450,000	$900,000	—	—	—	60,000	40,000	$4.90	$380,708
Brendan M. Harrington	5/12/2009	$59,250	$118,500	$237,000	—	—	—	4,000	20,000	$4.90	$62,954
Filip J.L. Gydé	5/12/2009	$66,892	$133,784	$267,568	—	—	—	4,000	20,000	$4.90	$65,717
Michael J. Colson	5/12/2009	$92,250	$184,500	$369,000	—	—	—	7,500	20,000	$4.90	$80,104
Arthur W. Crumlish	5/12/2009	$59,750	$119,500	$239,000	—	—	—	4,000	20,000	$4.90	$62,954

(1)	The amounts shown in column (c) reflect Incentives that would be paid for achieving 80% of the stipulated plan target. The amounts shown in column (d) reflect Incentives that would be paid for achieving 100% of the stipulated plan target. The amounts shown in column (e) reflect the maximum Incentives that would be paid under the stipulated plan. Further discussion of Incentive plan calculations is provided under the section entitled “Annual Cash Compensation,” found earlier in this proxy statement under the heading “Performance-Based Incentives.”

Grants of Plan-Based Awards

Each of the Non-Equity Incentive Plan Awards represented in the table above were Incentive awards granted to the named executive officers during 2009. Such Incentive awards are described earlier in this proxy Statement under the heading “Performance-Based Incentives”. The formula for calculating each executive officer’s Incentive provides that at least eighty percent (80%) of the stipulated plan target (“Threshold”) must be achieved before any remuneration is awarded for that objective. If the Threshold is achieved, the executive officer receives fifty percent (50%) of the designated plan award9 for that objective. Then, for each additional percentage point achieved above the Threshold, up to one hundred percent (100%) of the plan target (“Objective Goal”), the executive officer receives another two and one-half percent (2.5%) of the designated plan award for that objective. For each additional percentage point (1%) achieved above the Objective Goal, the executive officer receives another five percent (5%) of the designated plan award for that objective. Each plan prohibits the receipt of amounts in excess of two hundred percent (200%) of the designated plan award for that objective.

Each of the equity awards represented in the table above were granted pursuant to the 2000 Equity Award Plan or the 1991 Restricted Stock Plan. Stock options represented in the table were granted by the Board on May 12, 2009; and the exercise price of all such options was set at $4.90—the closing price of the Company’s common stock on the date of grant. Restricted stock awards represented in the table were also granted by the Board of Directors on May 12, 2009. Recipients of both stock option and restricted stock awards were required to enter into agreements with the Company governing the vesting, exercise and/or transferability (as applicable) of such awards. Vesting requirements for both stock option awards and restricted stock awards are based solely on continued employment. There are no performance-based vesting requirements. Under the terms of all awards delineated in this table, shares or options generally vest in four equal installments over the next four years, beginning on the first anniversary of the date of grant.

[9]	The designated plan award is generally calculated as a percentage of annual base salary. In 2009, the designated plan awards were: (i) for Mr. Boldt, CEO, one hundred percent (100%) of base salary actually paid, (ii) for Harrington, CFO, fifty percent (50%) of base salary actually paid, (iii) for Mr. Gydé, SVP, forty-five percent (45%) of base salary actually paid, (iv) for Mr. Colson, SVP, seventy-five percent (75%) of base salary actually paid, and (iv) for Mr. Crumlish, fifty percent (50%) of base salary actually paid.

2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS							STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)		Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
James R. Boldt	11,000	—		—	$30.31	11/25/2012		—	—	—	—
	11,250	—		—	$21.94	12/14/2013		—	—	—	—
	6,820	—		—	$26.06	2/5/2014		—	—	—	—
	3,250	—		—	$16.19	2/4/2010		—	—	—	—
	7,598	—		—	$16.19	2/4/2015		—	—	—	—
	92,102	—		—	$6.00	6/22/2015		—	—	—	—
	7,898	—		—	$6.00	6/22/2010		—	—	—	—
	63,750	—		—	$5.94	3/1/2016		—	—	—	—
	11,250	—		—	$5.94	3/1/2011		—	—	—	—
	10,771	—		—	$3.08	7/16/2011		—	—	—	—
	189,229	200,000	(ba)	—	$3.08	7/16/2016		—	—	—	—
	37,500	—		—	$3.18	2/6/2018		—	—	—	—
	37,500	—		—	$3.18	2/6/2013	(bb)	—	—	—	—
	26,478	—		—	$4.90	3/3/2014	(bc)	—	—	—	—
	13,522	—		—	$4.90	3/3/2019		—	—	—	—
	40,000	—		—	$4.11	2/2/2015		—	—	—	—
	30,000	10,000	(bd)	—	$4.65	6/21/2016		—	—	—	—
	20,000	20,000	(be)	—	$4.52	5/9/2017		—	—	—	—
	10,000	30,000	(bf)	—	$4.79	5/13/2018		—	—	—	—
	—	40,000	(bg)	—	$4.90	5/12/2019		—	—	—	—
	—	—		—	—	—		93,750	$750,938	—	—

Brendan M. Harrington	500	—		—	$16.19	2/4/2010		—	—	—	—
	5,625	—		—	$4.35	2/7/2012	(ha)	—	—	—	—
	7,500	—		—	$3.18	2/6/2013	(hb)	—	—	—	—
	7,500	—		—	$4.90	3/3/2014	(hc)	—	—	—	—
	10,000	—		—	$4.11	2/2/2015		—	—	—	—
	10,000	—		—	$3.48	11/16/2015		—	—	—	—
	5,625	1,875	(hd)	—	$4.65	6/21/2016		—	—	—	—
	56,250	18,750	(he)	—	$4.11	11/14/2016		—	—	—	—
	7,500	7,500	(hf)	—	$4.52	5/9/2017		—	—	—	—
	5,000	15,000	(hg)	—	$4.79	5/13/2018		—	—	—	—
	—	20,000	(hh)	—	$4.90	5/12/2019		—	—	—	—
	—	—		—	—	—		8,750	$70,088	—	—

Filip J.L. Gydé	1,250	—		—	$16.19	2/4/2010		—	—	—	—
	2,500	—		—	$2.88	10/3/2010		—	—	—	—
	12,000	—		—	$5.94	3/1/2011	(ga)	—	—	—	—
	16,000	—		—	$5.94	3/1/2016		—	—	—	—
	10,000	—		—	$3.18	2/6/2013		—	—	—	—
	10,000	—		—	$4.90	3/3/2014		—	—	—	—
	20,000	—		—	$4.11	2/2/2015		—	—	—	—

	OPTION AWARDS							STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)		Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Filip J.L. Gydé (Continued)	7,500	2,500	(gb)	—	$4.65	6/21/2016		—	—	—	—
	—	10,000	(gc)	—	$4.52	5/9/2017		—	—	—	—
	5,000	5,000	(gd)	—	$4.52	5/9/2017		—	—	—	—
	—	10,000	(ge)	—	$4.79	5/13/2018		—	—	—	—
	2,500	7,500	(gf)	—	$4.79	5/13/2018		—	—	—	—
	—	10,000	(gg)	—	$4.90	5/12/2019
	—	10,000	(gh)	—	$4.90	5/12/2019
	—	—		—	—	—		10,000	$80,100	—	—

Michael J. Colson	75,000	—		—	$5.33	1/3/2015	(ca)	—	—	—	—
	25,000	—		—	$5.33	1/3/2015		—	—	—	—
	100,000	—		—	$3.48	11/16/2015		—	—	—	—
	15,000	5,000	(cb)	—	$4.65	6/21/2016		—	—	—	—
	10,000	10,000	(cc)	—	$4.52	5/9/2017		—	—	—	—
	5,000	15,000	(cd)	—	$4.79	5/13/2018		—	—	—	—
	—	20,000	(ce)	—	$4.90	5/12/2019		—	—	—	—
	—	—		—	—	—		13,500	$108,135	—	—

Arthur W. Crumlish	1,000	—		—	$16.19	2/4/2010		—	—	—	—
	1,250	—		—	$2.88	10/3/2010		—	—	—	—
	17,500	—		—	$2.35	9/24/2011	(wa)	—	—	—	—
	—	15,000	(wb)	—	$2.35	9/24/2016		—	—	—	—
	15,000	—		—	$3.18	2/6/2013	(wc)	—	—	—	—
	20,000	—		—	$4.90	3/3/2014	(wd)	—	—	—	—
	25,000	—		—	$4.11	2/2/2015		—	—	—	—
	15,000	5,000	(we)	—	$4.65	6/21/2016		—	—	—	—
	10,000	10,000	(wf)	—	$4.52	5/9/2017		—	—	—	—
	5,000	15,000	(wg)	—	$4.79	5/13/2018		—	—	—	—
	—	20,000	(wh)	—	$4.90	5/12/2019		—	—	—	—
	—	—		—	—	—		10,000	$80,100	—	—

(ba)	One-half of the options begin to vest at the rate of 25,000 options per year for four consecutive years after the stock price exceeds $12 for 30 consecutive days and the employee has at least one year of continuous employment, and the second half of the options begin to vest at a rate of 25,000 options per year for four consecutive years after the stock price exceeds $18 for 30 consecutive days and the employee has two years of consecutive employment. If the price targets are met, and the options vest, these options expire six years after vesting. If target stock prices are not met, the options vest on 1/16/2011 and expire on 7/16/2016.

(bb)	18,750 each expire on 2/6/2012 and 2/6/2013

(bc)	8,239 expire on 3/3/2012, 8,239 expire on 3/3/2013, and 10,000 expire on 3/3/2014

(bd)	10,000 vest on 6/21/2010

(be)	10,000 each vest on 5/9/2010 and 5/9/2011

(bf)	10,000 each vest on 5/13/2010, 5/13/2011 and 5/13/2012

(bg)	10,000 each vest on 5/12/2010, 5/12/2011, 5/12/2012 and 5/12/2013

(ha)	1,875 each expire on 2/7/2010, 2/7/2011 and 2/7/2012

(hb)	1,875 each expire on 2/6/2010, 2/6/2011, 2/6/2012 and 2/6/2013

(hc)	1,875 each expire on 3/3/2011, 3/3/2012, 3/3/2013 and 3/3/2014

(hd)	1,875 vest on 6/21/2010

(he)	18,750 vest on 11/14/2010

(hf)	3,750 each vest 5/9/2010 and 5/9/2011

(hg)	5,000 each vest on 5/13/2010, 5/13/2011 and 5/13/2012

(hh)	5,000 each vest on 5/12/2010, 5/12/2011, 5/12/2012 and 5/12/2013

(ga)	6,000 each expire on 3/1/2010 and 3/1/2011

(gb)	2,500 vest on 6/21/2010

(gc)	10,000 vest 1/1/2011

(gd)	2,500 each vest on 5/9/2010 and 5/9/2011

(ge)	10,000 vest 1/1/2012

(gf)	2,500 each vest on 5/13/2010, 5/13/2011 and 5/13/2012

(gg)	10,000 vest 1/1/2013

(gh)	2,500 each vest on 5/12/2010, 5/12/2011, 5/12/2012 and 5/12/2013

(ca)	18,750 each expire on 1/3/2012, 1/3/2013, 1/3/2014 and 1/3/2015

(cb)	5,000 vest on 6/21/2010

(cc)	5,000 each vest on 5/9/2010 and 5/9/2011

(cd)	5,000 each vest on 5/13/2010, 5/13/2011 and 5/13/2012

(ce)	5,000 each vest on 5/12/2010, 5/12/2011, 5/12/2012 and 5/12/2013

(wa)	8,750 each expire on 9/24/2010 and 9/24/2011

(wb)	One-half of the options begin to vest at the rate of 1,875 options per year for four consecutive years after the stock price exceeds $12 for 30 consecutive days and the employee has at least one year of continuous employment, and the second half of the options begin to vest at a rate of 1,875 options per year for four consecutive years after the stock price exceeds $18 for 30 consecutive days and the employee has two years of consecutive employment. If the price targets are met, and the options vest, these options expire six years after vesting. If target stock prices are not met, the options vest on 3/24/2011 and expire on 9/24/2016.

(wc)	3,750 each expire on 2/6/2010, 2/6/2011, 2/6/2012 and 2/6/2013

(wd)	5,000 each expire on 3/3/2011, 3/3/2012, 3/3/2013 and 3/3/2014

(we)	5,000 vest 6/21/2010

(wf)	5,000 each vest on 5/9/2010 and 5/9/2011

(wg)	5,000 each vest on 5/13/2010, 5/13/2011 and 5/13/2012

(wh)	5,000 each vest on 5/12/2010, 5/12/2011, 5/12/2012 and 5/12/2013

2009 OPTION EXERCISES AND STOCK VESTED

The following table provides information for each of the Company’s named executive officers regarding stock option exercises and vesting of stock awards during 2009.

	Option Awards		Stock Awards
Name of Executive Officer	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (1)
James R. Boldt	—	—	13,750	$66,650

Brendan M. Harrington	—	—	2,125	$10,295

Filip J.L. Gydé	2,500	$8,263	—	—
	—	—	3,000	$14,710

Michael J. Colson	—	—	3,000	$14,710

Arthur W. Crumlish	10,000	$56,844	—	—
	—	—	3,000	$14,710

(1)	For Option Awards, the value realized is the difference between the fair market value of the underlying stock at the time of exercise and the exercise price. For Stock Awards, the value realized is based on the fair market value of the underlying stock on the vesting date.

Pension Benefits

The Company maintains an Executive Supplemental Benefit Plan (Supplemental Plan) which provides certain former executives, including current director Randolph A. Marks, with deferred compensation benefits. The Supplemental Plan was amended as of December 1, 1994 in order to freeze the then current benefits, provide no additional benefit accruals for participants and to admit no new participants. None of the named executive officers participate in the Supplemental Plan. In 2009, Mr. Marks received $90,000 under the Supplemental Plan.

Generally, the Supplemental Plan provides for retirement benefits of up to 50% of a participating employee’s base compensation at termination or as of December 1, 1994, whichever is earlier, and pre-retirement death benefits calculated using the same formula that is used to calculate normal and early retirement benefits. Benefits are based on service credits earned each year of employment prior to and subsequent to admission to the Supplemental Plan through December 1, 1994. Retirement benefits and pre-retirement death benefits are paid during the 180 months following retirement or death, respectively, while disability benefits are paid until normal retirement age. Normal retirement is age 60. For any participant who is also a participant in the Deferred Compensation Plan, the normal retirement age is increased to 65.

2009 NONQUALIFIED DEFERRED COMPENSATION

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
James R. Boldt (1)	—	$22,500	$187,874	—	$773,868
Brendan M. Harrington (1)	—	$11,850	$106,896	—	$180,420
Filip J.L. Gydé	—	—	—	—	—
Michael J. Colson (1)	—	$15,856	$152,787	—	$304,062
Arthur W. Crumlish (1)	—	$11,950	$159,175	—	$290,872

(1)	During 2009, Messrs. Boldt, Harrington, Colson and Crumlish were eligible to receive a contribution under the Deferred Compensation Plan. The contributions reflected above for these individual’s reflect the current year’s calculation of the Company’s contribution under the plan resulting from the operating results for 2009. These contributions are reflected in the Summary Compensation Table under the heading “Non-Equity Incentive Plan Compensation.” The amounts under “Aggregate Earnings in Last FY” are not included in the Summary Compensation Table as the earnings were not deemed to be above-market or preferential.

On February 2, 1995, the Compensation Committee approved the creation of a Nonqualified Key Employee Deferred Compensation Plan (“Deferred Compensation Plan”). The Deferred Compensation Plan is intended as a successor plan to the Supplemental Plan. Participants in the Deferred Compensation Plan are eligible to (1) elect to defer a percentage of their annual cash compensation and (2) receive a Company contribution of a percentage of their base compensation and annual Incentive if the Company attains annual defined performance objectives for the year. These performance objectives are established on an annual basis for the upcoming year.

The CEO, subject to the approval of the Compensation Committee, recommends (1) those key employees who will be eligible to participate and (2) the percentage of a participant’s base and Incentive compensation the participant will be able to contribute each year to the Deferred Plan if the Company attains annual defined performance objectives. All amounts credited to the participant are invested, as approved by the Compensation Committee, and the participant is credited with actual earnings of the investments. Company contributions, including investment earnings, may be cash or the stock of the Company.

Plan participants have a 100% non-forfeitable right to the value of their corporate contribution account after the fifth anniversary of employment with the Company. If a participant terminates employment due to death, disability, retirement at age 65, or upon the occurrence of a Change in Control Event (as defined in the plan), the participant or his or her estate will be entitled to receive the benefits accrued for the participant as of the date of such event. Company contributions will be forfeited in the event a participant incurs a separation from service for cause. Participants are 100% vested in their own contributions. All amounts in the Deferred Plan, including elective deferrals, are held as general assets of the Company and are subject to the claims of creditors of the Company. In 2009, the Company contributed five percent (5%) of eligible named executive officer’s total cash compensation towards this plan.

Potential Payments upon Termination or Change in Control

Agreements with Mr. Boldt. On July 16, 2001, the Company entered into a change in control agreement with Mr. Boldt.10 The agreement provides that upon the occurrence of a change in control, Mr. Boldt will become fully vested in and entitled to exercise immediately all stock related awards he has been granted under any plans or agreements of the Company. The agreement goes on to provide that upon the termination of Mr. Boldt’s employment (a) without cause by the Company or by himself with good reason within 6 months before a change in control or between 6 months and 24 months following a change in control (“Involuntary Termination”) or (b) by himself for any reason within 6 months after a change in control (“Voluntary Termination”), Mr. Boldt will receive a lump sum payment equal to 2.99 times his full salary and 2.99 times his highest annual Incentive over the last three years as well as an additional lump sum to cover fringe benefits. A change in control will occur if (1) the Company’s stockholders approve (a) the dissolution or liquidation of the Company, (b) the merger or consolidation or other reorganization of the Company with any other entity other than a subsidiary of the Company, or (c) the sale of all or substantially all of the Company’s business or assets or (2) any person other than the Company or its subsidiaries or employee benefit plans becomes the beneficial owner of more than 20% of the combined voting power of the Company’s then outstanding securities or (3) during any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election of each new Board member was approved by a vote of at least three-quarters of the Board members then still in office who were Board members at the beginning of such period.

If a change in control had occurred on December 31, 2009, all of Mr. Boldt’s unvested stock options and restricted stock awards would have become fully vested as of that date.11 If the Company’s stock price was $8.01 (which was the closing price of the stock on December 31, 2009), Mr. Boldt could potentially have realized gains, before tax, from the sale of securities that had vested solely as a result of a change in control in the following amounts: (i) $750,938 from the sale of restricted stock, and (ii) $1,310,400 from the exercise of those stock options.

In the event of either a Voluntary Termination or an Involuntary Termination, Mr. Boldt would have been entitled to receive a lump sum cash payment from the Company totaling $3,616,012 by the tenth day following his termination. This payment equals 2.99 times the sum of Mr. Boldt’s current annual salary12 (“Salary”) and his highest annual Incentive payment from the last three years (“Incentive”); and includes an amount equal to twenty-five percent of Mr. Boldt’s Salary and Incentive.13 In addition, Mr. Boldt’s change in control agreement would provide for an excise tax gross-up payment totaling $1,811,343 under such circumstances.

[10]	This Agreement was amended and restated, effective January 1, 2009, to ensure compliance with Section 409A of the Internal Revenue Code.
[11]	Such awards are more fully described in the table entitled “Outstanding Equity Awards at Fiscal Year-End”.
[12]	Mr. Boldt’s salary was $450,000, as of December 31, 2009.
[13]	This amount is intended to cover fringe benefits such as 401(k), health, medical, dental, disability and similar benefits for a period twenty four months.

Mr. Boldt is the only executive officer with an employment agreement affording severance benefits upon termination. Pursuant to the terms of such agreement, in the event of termination by Mr. Boldt for Good Reason (as that term is defined in the agreement), or by the Company other than for Cause (as that term in defined in the agreement), Mr. Boldt will receive a lump sum cash payment equal to the average annual total cash compensation paid to Mr. Boldt during the most recent three year period. Mr. Boldt will also continue to receive medical and dental benefits for a period of twelve (12) months. In the event Mr. Boldt remains unemployed after the six (6) month anniversary of his termination, he will receive an additional lump sum cash payment equal to fifty percent (50%) of the initial severance payment received and his medical and dental benefits will be extended during that time.

Payments made to Mr. Boldt pursuant to this agreement are contingent upon his adherence to certain restrictive covenants, which are effective from the date of the agreement and continue until one year after his separation from the Company. These restrictive covenants generally prohibit Mr. Boldt from, directly or indirectly: (i) engaging in any business activity which competes with the Company, (ii) soliciting or hiring any of the Company’s employees, (iii) canvassing or soliciting customers of the Company, (iv) willfully dissuading or encouraging any person from conducting business with the Company or (v) intentionally disrupting any supplier relationship.

Had Mr. Boldt’s employment been terminated14 on December 31, 2009, he would have been eligible to receive an initial lump sum cash payment equal to $788,479. This amount reflects Mr. Boldt’s average annual cash compensation (i.e. annual salary and Incentive) for the prior three years. Mr. Boldt would also receive, for a period of twelve months, continuing medical and dental coverage under any plans he participates in as of the effective date of such termination. Continued medical and dental benefits would likely total approximately $9,484.15 In the event Mr. Boldt remained unemployed at the six (6) month anniversary of his termination, the agreement provides for an additional lump sum cash payment of fifty percent (50%) of the initial payment, or $394,240. Medical and dental benefits would also continue for another six month period, the value of which would likely total approximately $4,742. Pursuant to the terms of Mr. Boldt’s employment agreement, the termination benefits afforded under the change in control agreement will supersede in the event his termination triggers payments under that Agreement.

Agreements with Other Executive Officers. Except Mr. Gydé,16 each of the named executive officers has entered into a change in control agreement with the Company. These agreements contain provisions that are generally similar to those of Mr. Boldt except that, in the event their employment is terminated by the Company without cause or by themselves with good reason within 6 months before or 24 months after a change in control, such executives would receive a lump sum cash payment equal to two times their salary and Incentive. At the time these agreements were approved by the Compensation Committee, it was considered customary to include the trigger mechanisms contained in the named executive officers agreements. For this reason, such mechanisms were considered important to attracting, retaining and motivating executive officers.

[14]	The severance trigger requires that the termination be made either by Mr. Boldt for Good Reason or by the Company other than for Cause.
[15]	This amount reflects the total costs paid for medical, dental and disability insurance during 2009.
[16]	Since Belgium law mandates certain separation benefits, Mr. Gydé does not maintain a change in control agreement with the Company.

If a change in control occurred on December 31, 2009, then each of the named executive officers (excluding Mr. Boldt) would have immediately become fully vested in any stock option or restricted stock awards previously granted.17 If the stock price of the Company was $8.01, which was the closing price of the stock on December 31, 2009, then the named executive officers could potentially have realized gains, before tax, from the sale of vested securities in the following amounts:

Named Executive Officer	Restricted Stock ($)	Stock Options ($)
Brendan M. Harrington	$70,088	$216,100
Michael J. Colson	$108,135	$162,200
Arthur W. Crumlish	$80,100	$247,100

Had the above mentioned executive officers’ employment been terminated without cause by the Company, or by themselves with good reason, within 6 months prior to or 24 months following such a change in control, they would also have been entitled to receive, by the tenth day following their termination, lump sum cash payments from the Company in the following amounts:

•	Mr. Harrington would have received a lump sum payment of $747,293;

•	Mr. Colson would have received a lump sum payment of $965,403; and

•	Mr. Crumlish would have received a lump sum payment of $718,664.

These payments equal two (2) times the sum of each individual’s current annual salary18 (“Salary”) and their average annual Incentive payment from the last three years (“Incentive”); and also includes an amount equal to twenty-five percent (25%) of such Salary and Incentive amounts.19 No excise tax gross-up payments would be made to any of the above mentioned executive officers other than Mr. Boldt.

2009 DIRECTOR COMPENSATION

The compensation for the independent directors for 2009 is as follows:

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c) (1)	Option Awards ($) (d) (2)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)		Total ($) (j)
Thomas E. Baker	$45,000	$76,475	$34,038	—	—	—		$155,513
Randall L. Clark	$30,000	$76,475	$34,038	—	—	—		$140,513
Randolph A. Marks	$22,500	$76,475	$34,038	—	—	$90,000	(3)	$223,013
William D. McGuire	$28,500	$76,475	$34,038	—	—	—		$139,013
John M. Palms	$33,500	$76,475	$34,038	—	—	—		$144,013
Daniel J. Sullivan	$35,000	$76,475	$34,038	—	—	—		$145,513

(1)	At December 31, 2009, each of the independent directors listed here owned 40,000 shares of Company restricted stock, except Mr. McGuire who owns 21,500 shares. This restricted stock vests upon retirement from the Board.

[17]	Such awards are more fully described in the table entitled “Outstanding Equity Awards at Fiscal Year-End”.
[18]	Salaries as of 12/31/09 were $237,000 for Mr. Harrington, $246,000 for Mr. Colson, and $239,000 for Mr. Crumlish.
[19]	This amount is intended to cover fringe benefits such as 401(k), health, medical, dental, disability and similar benefits for a period twenty four months.

(2)	At December 31, 2009, Messrs. Baker, Clark, Marks, McGuire, Palms and Sullivan had 140,000, 180,000, 180,000, 45,300, 180,000, and 180,000 options outstanding, respectively. The amounts in column (d) reflect the aggregate grant date fair value for the options granted in the 2009 fiscal year, as computed in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in footnote 9 to the Company’s audited financial statements for the fiscal year ended December 31, 2009, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on or around February 25, 2010.

(3)	Amount represents an annual payment of $90,000 to Mr. Marks under the terms of the Supplemental Plan described above under “Pension Benefits.”

Each non-employee director receives a $15,000 annual retainer, a $1,500 per meeting fee for attending Board meetings, a $1,500 per day fee for each day a committee meeting is held, and the chairman of the audit committee received a $15,000 annual fee while the chairman of all other committees (other than Mr. Boldt) received an annual fee of $5,000. In 2009, each non-employee director received restricted stock awards totaling 12,500 shares. These shares vest upon retirement from the Board. Directors are also reimbursed for expenses they incur while attending board and committee meetings. Directors who are employees of the Company do not receive additional compensation for their services as directors. In 2009, Mr. Marks received $90,000 from the Company’s Executive Supplemental Benefit Plan as mentioned previously.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee

Daniel J. Sullivan, Chairman

Thomas E. Baker

Randall L. Clark

William D. McGuire

John M. Palms

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s common stock, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes that all Section 16(a) filing requirements applicable to its officers, directors and beneficial owners of more than 10% of its outstanding common stock were complied with for 2009. This belief is based solely on the Company’s review of copies of the reports furnished to it and written representations that no other reports were required.

Appointment of Auditors and Fees

The Audit Committee appointed KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit the Company’s financial statements for fiscal 2009.

A representative of KPMG will be present at the annual meeting of shareholders. The representative will be given the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. To the best of the Company’s knowledge, no member of that firm has any past or present interest, financial or otherwise, direct or indirect, in the Company or any of its subsidiaries. Matters involving auditing and related functions are considered and acted upon by the Audit Committee. The Audit Committee has determined that the provision of services described under “All Other Fees,” below is compatible with maintaining the independent registered public accounting firms independence.

Audit Fees—The aggregate fees billed for professional services rendered by KPMG for the audit of the Company’s annual financial statements for the last two fiscal years, including the Company’s foreign subsidiaries, the reviews of the financial statements included in the Company’s Form 10-Q’s, and services rendered in connection with the Company’s obligations under Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations was approximately $412,355 and $492,700 in 2009 and 2008, respectively.

Audit-Related Fees—The aggregate fees billed for assurance and related services rendered by KPMG for the last two fiscal years that are reasonably related to the performance of the audit or review of the Company’s financial statements was $0 in both 2009 and 2008.

Tax Fees—The Company was not billed for any fees in 2009 or 2008 for professional services rendered by KPMG for tax compliance, tax advice and tax planning.

All Other Fees—Other than the fees described above, the Company did not pay any other fees in either 2009 or 2008 to KPMG.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has not established a pre-approval policy for these services. The Audit Committee pre-approves each particular service on a case-by-case basis as set forth in the Committee’s charter.

Incorporation by Reference

The Compensation Committee Report, the Audit Committee Report, and references to the independence of directors are not deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, are not subject to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any of the filings previously made or made in the future by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent the Company specifically incorporates any such information into a document that is filed.

Directors’ and Officers’ Liability Insurance

The Company indemnifies its directors and officers to the extent permitted by law in connection with civil and criminal proceedings against them by reason of their service as a director or officer. As permitted by Section 726 of the New York Business Corporation Law, the Company has purchased directors’ and officers’ liability insurance to provide indemnification for the Company and all its directors and officers. The current liability insurance policy, with a policy period effective May 1, 2009, was issued by The Chubb Group of Insurance Companies at an annual premium of approximately $331,540.

Audit Committee’s Review of Related Person Transactions

In accordance with the audit committee charter, the Audit Committee reviews related person transactions. It is the Company’s policy that it will not enter into transactions that are considered related person transactions that are required to be disclosed under Item 404 of Regulation S-K unless the audit committee or another independent body of the Board of Directors first reviews and approves the transactions.

Certain Relationships and Related Person Transactions

During 2009, Mr. Marks, a director of the Company, received a total annual sum of $90,000 payable monthly under the terms of the Supplemental Plan. Under the terms of a non-competition agreement that covered the period from March 1984 through October 1995, Mr. Marks also receives the same medical benefits as those provided to officers of the Company. The Company also paid the premiums on a life insurance policy for Mr. Marks with a face value of $300,000.20

[20]	See footnote (5) to the table under Security Ownership of Management, above.

PROPOSAL 2—APPROVAL OF THE

NON-EMPLOYEE DIRECTOR

DEFERRED COMPENSATION PLAN

At the annual meeting, we are asking you to consider and take action on a proposal to approve the Non-Employee Director Deferred Compensation (“Plan”). The Plan will provide participants with the opportunity to defer receipt of their compensation in an investment account for payment upon separation from service. This Plan only provides participants with the opportunity to defer a portion of their compensation—it does not provide participants with any set benefits or amounts.

A copy of the full text of the Plan is set forth in Appendix A, and we urge you to refer to it for the complete terms of the Plan. The following is a summary of the Plan. The summary is qualified in its entirety by reference to the full text of the Plan.

Purpose of the Plan. The purpose of the Plan is to promote the retention of the Company’s Non-Employee Directors by providing them with an opportunity to defer a portion of their compensation on terms established by the Compensation Committee.

Administration of the Plan. The Plan is administered by the Compensation Committee. The Compensation Committee has the exclusive right to construe and interpret the Plan and all matters arising under it. The decisions, actions and records of the Compensation Committee are conclusive and binding on the Company and all persons having or claiming to have any right or interest in or under the Plan. The Plan may be amended, suspended or terminated at any time by the Compensation Committee.

Eligible Participants. Each member of the Board of Directors, who is not also an Employee of the Company, is eligible to defer their compensation so long as their eligibility has not been terminated. A participant’s eligibility to participate in the Plan will be terminated upon separation from service.

Director Contributions. During the initial 30-day period following an individual’s selection for participation in the Plan, he or she may irrevocably elect to defer all or a part of his or her compensation not yet earned during the Plan year in a certain dollar amount or percentage not to exceed 100% of total compensation. With regard to any subsequent Plan year, a participant may irrevocably elect prior to January 1 of that Plan year to defer all or a part of his or her compensation in a certain dollar amount or percentage as permitted by the Compensation Committee.

The Compensation Committee maintains a deferred compensation account for each participant which is credited in accordance with an election made by the participant, in one or more investment vehicles that are made available within the discretion of the Compensation Committee.

A participant’s interest in his or her deferred compensation account or in a trust to which the amounts in the account are contributed, if established by the Compensation Committee, is limited to the right to receive payments as provided under the Plan and the trust, if any, and the participant’s position will be that of a general unsecured creditor of the Company with regard to the entire deferred compensation account (i.e. the contributions, and interest, earnings, gains and losses).

Vesting. A participant has a 100% non-forfeitable right to the value of his or her employee contribution account.

Payment of Benefits. If a participant does not make an election in the time and manner specified in the Plan, payment of the vested value of his or her account will be paid in a lump sum on the 10 th business day after he or she is separated from service.

The Plan does provide for an alternative form of payment of benefits. Subject to the terms of the Plan, during the initial 30-day period following a participant’s selection for participation in the Plan, a participant may elect to have the payment value of his or her deferred compensation account commence on the earlier of a specified date or on the 10th business day after separation from service; and/or to have payments distributed on an installment basis, the duration of which cannot last longer than 15 years. After the initial 30-day period following a participant’s selection for participation in the Plan, a participant may make a subsequent election to change the date on which and the form in which all Plan benefits, if any, will be paid. This subsequent election (i) must be made in writing, (ii) must be made 12 months before payments would otherwise commence, and (iii) will not be effective until 12 months after the date on which the election is made, and (iv) in the case of an election related to a payment other than a payment on account of death, the first payment with respect to which such election is made must be deferred for a period of not less than five years from the date the payment would otherwise have been made.

Death Benefits. If a participant dies before payments to the participant have been completed, the balance of the participant’s benefit will be paid to his or her beneficiary in the form of a lump sum cash payment on the 10th business day after the date of death.

Tax Consequences. Under the Non-Employee Director Deferred Compensation Plan, compensation deferred by the Director will not be subject to federal income tax in the year earned. At the time the deferred compensation is paid, the actual amount paid will be includable in the Director’s income for that taxable year and the Company will receive a deduction equal to the amount paid.

The proposed Plan was authorized and approved at the February 2010 meeting of the Board of Directors, subject to approval by the shareholders at the annual meeting. The favorable vote of a majority of votes cast at the meeting is required for adoption of the Plan.

The Board of Directors Recommends that Shareholders Vote For this Proposal

PROPOSAL 3—APPROVAL OF THE

2010 EQUITY AWARD PLAN

At the annual meeting, we are asking you to consider and take action on a proposal to approve the 2010 Equity Award Plan (the “2010 Plan”). If the 2010 Plan is approved by shareholders, 900,000 shares of our common stock will be reserved for issuance thereunder.

The purpose of the 2010 Plan is to promote the success of the Company and the interests of its shareholders by attracting, motivating, retaining and rewarding employees, directors and officers of, and key advisers and consultants to, the Company and its Subsidiaries. Subject to approval of the 2010 Plan by the Company’s shareholders, the 2010 Plan will replace the Computer Task Group, Incorporated 2000 Equity Award Plan and no further awards or grants will be made under that plan.

The Board of Directors believes that long-term incentive awards in the form of stock options, restricted stock or other equity instruments are a highly effective way to link the interests of management and shareholders, and to motivate management to drive longer term shareholder value. As of March 26, 2010, there were approximately 75 employees (including officers) and 7 directors eligible to participate in the 2010 Plan if approved.

The awards that could be earned by participants in the 2010 Plan in 2010 cannot be determined at this time.

Certain provisions of the 2010 Plan are summarized below. The complete text of the 2010 Plan is included in this proxy statement as Appendix B.

Description of the 2010 Plan

The following paragraphs provide a summary of the principal features of the 2010 Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the 2010 Plan, which is attached hereto as Appendix B.

Awards. The 2010 Plan permits the grant of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock (including restricted stock units), performance awards (which may consist of performance shares, performance units or performance cash) and other stock-based awards (collectively, the “awards”). The terms and conditions of each award will be set forth in a written agreement or notice.

Shares Subject to the 2010 Plan. If the 2010 Plan is approved by the shareholders, the number of shares of our common stock reserved for issuance under the 2010 Plan will be 900,000 shares. The shares subject to awards granted under the 2010 Plan may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof. Any shares subject to an option or right granted or awarded under the 2010 Plan which for any reason expires or is terminated unexercised, becomes unexercisable, or is forfeited or otherwise terminated, surrendered or cancelled as to any shares, or if any shares are not delivered because an award under the 2010 Plan is settled in cash, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock that remain available for issuance under the 2010 Plan. No awards may be granted following the end of the term of the 2010 Plan.

Term. The 2010 Plan will be effective May 12, 2010, subject to shareholder approval. The term of the 2010 Plan will end on the earlier of May 11, 2020 and the date the 2010 Plan is terminated by the Board.

Administration. The 2010 Plan will be administered by the Compensation Committee of the Board or such other committee or subcommittee as may be appointed by the Board (the “Committee”). The Committee will consist of two or more members of the Board, each of whom shall qualify as a “Non-employee Director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as an “independent director” under applicable stock exchange or NASDAQ rules, and also qualify as an “outside director” within the meaning of Section l62(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and regulations pursuant thereto. The Committee will have the power and authority to grant awards to eligible persons pursuant to the terms of the Plan.

Subject to the provisions of the 2010 Plan, the Committee has the authority to: (1) interpret the 2010 Plan and all awards granted under the 2010 Plan, (2) decide all questions of fact arising under the 2010 Plan, (3) select the persons to whom awards are to be granted, (4) subject to limitations of the 2010 Plan as applicable to each type of award, determine the types of awards to be made and the amount, size, terms and conditions of each award, (5) determine whether and to what extent awards are to be granted, (6) determine the time when awards under the 2010 Plan will be granted, (7) determine whether, to what extent and under what circumstances shares and other amounts payable with respect to an award will be deferred, (8) adopt, alter and repeal such administrative rules, guidelines and practices governing the 2010 Plan as it shall from time to time deem advisable and (9) take any other actions deemed necessary or advisable for the administration of the 2010 Plan. Notwithstanding anything in the 2010 Plan to the contrary, in the event that the Committee determines that it is advisable to grant awards which will not qualify for the exception for performance-based compensation from the tax deductibility limitations of Section 162(m) of the Code, the Committee may make such grants or awards, or may amend the 2010 Plan to provide for such grants or awards, without satisfying the requirements of Section 162(m) of the Code. All decisions, interpretations and other actions of the Committee shall be final and binding on all holders of awards and on all persons deriving their rights therefrom.

The Committee will also have authority in its discretion to vary the terms of the 2010 Plan to the extent necessary to comply with foreign, federal, state or local law. The Committee may, where appropriate, establish one or more sub-plans for this purpose.

All expenses and liabilities incurred by the Committee in the administration of the 2010 Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the 2010 Plan. The Committee may delegate to any designated officers or other employees of the Company any of its duties under the 2010 Plan pursuant to such conditions or limitations as the Committee may establish from time to time. Notwithstanding the foregoing, in no event may the Committee delegate authority to any person to take any action which would contravene the requirements of Rule 16b-3 of the Exchange Act or the requirements of Section 162(m) of the Code.

Eligibility to Receive Awards. The 2010 Plan provides that awards may be granted to employees, directors, officers, advisers and consultants to the Company or its Subsidiaries who are responsible for or contribute to the management, growth or success of the Company or any Subsidiary, provided that bona fide services will be rendered by consultants or advisers to the Company or its Subsidiaries and such services must not be in connection with the offer and sale of securities in a capital-raising transaction and must not directly or indirectly promote or maintain a market for the Company’s securities. Incentive stock options (“ISOs”) may be granted only to employees of the Company or its Subsidiaries.

Limits for Awards. In order to satisfy the requirements of Section 162(m) of the Code, the maximum number of shares that may be subject to options and SARs granted to an employee during any 12-month period will not exceed 250,000 shares in the aggregate. The maximum number of shares that may be subject to restricted stock awards, performance awards and other stock-based awards subject to the attainment of performance criteria granted to an employee during any 12-month period will not exceed 250,000 shares in the aggregate. With respect to any awards denominated in cash (including performance awards), the maximum aggregate payout to any employee during any 12-month period may not exceed $2,125,000.

Code Section 162(m) Performance Goals. The 2010 Plan is designed so that it permits the Company to issue awards that qualify as performance-based under Section 162(m) of the Code. The performance goals applicable to an award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) revenue (or any component thereof), (b) net income as a percentage of revenue, (c) earnings per share, (d) share price, (e) operating margin as a percentage of revenue, (f) strategic team goals, (g) net operating profit after taxes, (h) net operating profit after taxes per share, (i) return on invested capital, (j) return on assets or net assets, (k) return on net assets employed before interest and taxes, (l) total stockholder return, (m) relative total stockholder return (as compared with a peer group of the Company established by the Committee prior to issuance of the performance award), (n) earnings before or after income taxes, interest charges, depreciation, amortization and/or rental expense, (o) net income, (p) cash flow (or any component thereof), (q) cash flow (or any component thereof) per share, (r) free cash flow, (s) free cash flow per share, (t) revenue growth, (u) cost containment or reduction, (v) billings growth, (w) operating income, (x) customer satisfaction or (y) any combination thereof, or such similar objectively determinable financial or other measures as may be adopted by the Committee. Performance criteria will be calculated in accordance with the Company’s financial statements or generally accepted accounting principles, on an operating basis, or under a methodology established by the Committee prior to the issuance of a performance award that is consistently applied and identified and may include adjustments for such matters as the Committee may determine prior to the issuance of the performance award. The Committee shall have the authority, to the extent consistent with the requirements for “performance-based compensation” under Section 162(m) of the Code, to make equitable adjustments to the performance goals in recognition of unusual or nonrecurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

No Repricing. The 2010 Plan prohibits repricing of options and SARs, including by way of an exchange for another award, unless shareholder approval is obtained.

Stock Options. Each option granted under the 2010 Plan will be subject to the following terms and conditions:

•

Exercise Price. The Committee will set the exercise price of the shares subject to each option, provided that the exercise price cannot be less than 100% of the Fair Market Value of the Company’s common stock on the option grant date. In addition, the exercise price of an ISO must be at least 110% of Fair Market Value if, on the grant date, the participant owns stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock or the stock of any of our Subsidiaries (a “10% Shareholder”).

•

Form of Consideration. The means of payment for shares issued upon exercise of an option will be specified in each option agreement. Payment may generally be made by any method permitted by applicable law.

•

Exercise of the Option. Each option agreement will specify the term of the option, the date when the option is to become exercisable and any conditions that must be satisfied before all or a portion of the option may be exercised. The 2010 Plan provides that in no event will an option granted under the 2010 Plan be exercised more than 10 years after the date of grant. Moreover, in the case of an ISO granted to a 10% Shareholder, the term of the option shall be for no more than 5 years from the date of grant.

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Termination of Service. If a participant’s service with the Company and its Subsidiaries terminates for any reason (other than death, Disability, retirement or for Cause), all options held by such participant under the 2010 Plan will immediately terminate; provided, however, that the options will remain exercisable until the earlier of three months following the participant’s termination of service (or such other date determined by the Committee) or expiration of the options to the extent that such options were exercisable at the time of termination of service. In the event that a participant’s service is terminated for Cause, such participant’s right to exercise the option will terminate.

•

Retirement. If a participant retires, all options held by such participant under the 2010 Plan expire upon the earlier of twelve months after the date of termination of the participant’s service (or such other date determined by the Committee) or the expiration date of the option. The participant or his or her successor or legal representative may exercise all or part of his or her options at any time before such expiration to the extent that such options were exercisable at the time of termination of service.

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Death or Disability. If a participant dies or suffers a Disability while performing services for the Company, all options held by such participant under the 2010 Plan will expire upon the earlier of twelve months after the participant’s death or Disability (or such other date determined by the Committee) or the expiration date of the option. The successor or other legal representative of the participant may exercise the participant’s options at any time before such expiration to the extent such options were exercisable at the time of termination of service.

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ISO Limitation. If the aggregate Fair Market Value of all shares subject to a participant’s ISOs that are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as non-statutory stock options. Only employees of the Company or any Subsidiary are eligible to receive ISOs.

•	No Dividend Equivalent Rights. Upon exercise of an option, no adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued.

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Director Fees. The Board may allow an outside director to receive all or a portion of his or her annual retainer fee, and fees for attending meetings, committee chairmanship fees or any other fees in the form of an option. In that event, the Board will determine the method of conversion and the other terms and conditions of the option.

Stock Appreciation Rights. Each SAR granted under the 2010 Plan will be subject to the following terms and conditions:

•

Specified Price and other Terms. The Committee will set a specified price and term of SARs granted under the 2010 Plan, provided that no SAR may have a term of more than 10 years from the date of grant and provided further that the specified price per share of a SAR cannot be less than 100% of the Fair Market Value per share of our common stock on the SAR grant date. If a SAR is granted in conjunction with an option, the SAR will be subject to the same terms and conditions as the option. Options that are surrendered in the exercise of SARs will no longer be exercisable to the extent the related SAR has been exercised.

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Exercise of the SAR. Upon exercise of an SAR, a participant will be entitled to the following amount: (i) the difference between the Fair Market Value of a share on the date of exercise over the specified price; times (ii) the number of shares with respect to which the SAR is exercised.

•	Form of Payment of Award. Upon the exercise of an SAR, the Company may pay the amounts of the award in cash, shares or a combination thereof as the Committee may decide.

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Termination of Service. If a participant’s service with the Company terminates for any reason (other than death, Disability, retirement or for Cause), all SARs held by such participant under the 2010 Plan will immediately terminate; provided, however, that the SAR will remain exercisable until the earlier of three months following the participant’s termination (or such other date determined by the Committee) or expiration of the SAR to the extent that such SAR was exercisable at the time of termination of service. In the event that a participant’s service is terminated for Cause, such participant’s right to exercise the SAR will terminate.

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Retirement. If a participant retires, all SARs held by such participant under the 2010 Plan will expire upon the earlier of 12 months following the participant’s termination (or such other date determined by the Committee) and the expiration date of the SAR. The participant may exercise all or part of his or her SAR at any time before such expiration to the extent that such SAR was exercisable at the time of termination of service.

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Death or Disability. If a participant dies or suffers a Disability while employed by the Company, all SARs held by such participant under the 2010 Plan will expire upon the earlier of 12 months following the participant’s death or Disability (or such other date determined by the Committee) and the expiration of the SAR. The successor or other legal representative of the participant may exercise the participant’s SAR at any time before such expiration to the extent that such SAR was exercisable at the time of termination of service.

Restricted Stock. Each share of restricted stock granted under the 2010 Plan will be subject to the following terms and conditions:

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Restrictions. The Committee will set the conditions upon which the grant, vesting or issuance of restricted stock is conditioned. Such conditions will typically be based principally or solely on continued provision of services but may include a performance-based component. The Committee may, in its sole discretion, provide for the lapse of restrictions in installments or otherwise and waive or accelerate the restriction lapse at its discretion. The participant shall have all rights of a stockholder during the vesting period of the award.

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Restricted Stock Units. Restricted stock may also be granted in the form of restricted stock units. No right to vote or receive dividends or any other rights as a shareholder will exist with respect to restricted stock units or the cash payable thereunder except the Committee may provide for the payment of dividend equivalents.

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Restrictions on Transfer. The shares awarded pursuant to the restricted stock award may not be sold, assigned or otherwise transferred during the vesting period except as provided in the award agreement.

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Termination of Service. Except as otherwise provided by the Committee, in the event that a participant’s service terminates for any reason (other than for death or Disability), any portion of his or her award subject to restrictions will terminate immediately.

•

Death or Disability. In the event that a participant’s service terminates due to death or Disability, the participant’s restricted stock awards will vest immediately, except as otherwise provided by the Committee.

•

Director Fees. The Board may allow an outside director to receive all or a portion of his or her annual retainer fee, and fees for attending meetings, committee chairmanship fees or any other fees in the form of a restricted stock award. In that event, the Board will determine the method of conversion and the other terms and conditions of the award.

Performance Awards. Each performance award granted under the 2010 Plan will be subject to the following terms and conditions:

•	Grant. Performance awards may be granted in the form of performance shares, performance units or performance cash and may be awarded upon satisfaction of certain performance milestones.

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Performance Goals. The Committee sets the conditions upon which the grant or vesting of performance awards is conditioned. Such conditions will typically be based principally or solely on achievement of performance-based goals but may include a service-based component. When the Committee wants the performance award to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will generally establish the performance goals prior to or within 90 days of the beginning of the performance period for the performance goal and no later than after 25% of the performance period has elapsed. For all other performance awards, the performance goals must be established before the end of the performance period.

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Modification. The Committee may determine that the performance goals are no longer suitable and may modify the goals to the extent it considers modification to be necessary. In the event that the Committee desires for the award to continue to qualify as “performance-based compensation”, no modification will be made unless the modification is not later than the deadline for establishing the performance goals and no award is paid until the Company’s shareholders have approved the material terms of the modified performance goal to the extent required by Section 162(m) of the Code. The Committee will also have the right to reduce or eliminate the amount payable with respect to the award or to cancel all or any part of the award. In the event that the Committee desires for the award to continue to qualify as “performance-based compensation”, no modification will increase the amount payable under a performance award except adjustments made by reason of changes in capital structure.

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Termination of Service. Unless otherwise provided in the award agreement, in the event that a participant’s service terminates for any reason other than death or Disability, the participant’s performance awards will terminate and be forfeited immediately.

Other Stock-Based Awards. Each other stock-based award granted under the 2010 Plan will be subject to the following terms and conditions:

•

Grant. The terms and conditions of each other stock-based award granted under the 2010 Plan will be set by the Committee. Other stock-based awards may be, subject to limitations under applicable law, denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed by the Committee to be consistent with the purposes of the 2010 Plan, including, without limitation, purchase rights, convertible or exchangeable debentures, or other rights convertible into shares of common stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries.

•	Performance Goals. Other stock-based awards may also be conditioned upon the achievement of performance goals in the same manner as performance awards.

Compliance with Code Section 409A. To the extent that the Committee determines that any award granted under the 2010 Plan is subject to Section 409A of the Code, it is intended that the 2010 Plan incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A (a) (1) of the Code and that the award agreement and the 2010 Plan be interpreted and construed in compliance with Section 409A and the Treasury Regulations and other interpretive guidance issued under Section 409A.

Material Federal Income Tax Consequences

The U.S. federal income tax consequences of awards under the 2010 Plan are summarized below. The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, foreign and other tax consequences of the grant, exercise or settlement of an award or the disposition of shares of our common stock acquired as a result of an award. The 2010 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Non-statutory Stock Options. The grant of a non-statutory stock option with an exercise price equal to the fair market value of the shares of our common stock on the date of grant has no immediate federal income tax effect. The participant will not recognize any taxable income and we will not receive a tax deduction at the time of grant.

When the participant exercises the option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of our common stock on the date of exercise over the exercise price. If the participant is employed by the Company or any of its Subsidiaries, we are required to withhold tax on the amount of income recognized. We will receive a tax deduction equal to the amount of income recognized.

When the participant sells the shares of our common stock obtained from exercising a non-statutory stock option, any gain or loss will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held). Certain additional rules apply if the exercise price for an option is paid in shares previously owned by the participant.

Incentive Stock Options. When a participant is granted an ISO, or when the participant exercises the ISO, the participant will generally not recognize taxable income (except for purposes of the alternative minimum tax) and we will not receive a tax deduction.

If the participant holds the shares of our common stock for at least two years from the date of grant, and one year from the date of exercise, then any gain or loss will be treated as long-term capital gain or loss. If, however, the shares are disposed of during this period, the option will be treated as a non-statutory stock option, and the participant will recognize taxable income equal to the lesser of the fair market value of the shares on the exercise date minus the exercise price or the amount realized on disposition minus the exercise price. Any gain in excess of the taxable income portion will be taxable as long-term or short-term capital gain. We will only receive a tax deduction if the shares are disposed of during this holding period. The deduction will be equal to the amount of taxable income the participant recognizes.

Stock Appreciation Rights. Where SARs are granted with an exercise price equal to the fair market value of our stock on the grant date, the participant will recognize taxable income upon the exercise of the right equal to the fair market value of the shares of our common stock or cash received upon such exercise. If the participant receives shares of our stock, then upon sale of those shares any subsequent gain or loss will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held).

If the participant is employed by the Company or any of its Subsidiaries, we are required to withhold tax on the amount of taxable income recognized. We will generally be entitled to a tax deduction equal to the taxable income realized by the participant.

Restricted Stock. Generally, a participant who receives restricted stock will recognize taxable income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the participant in exchange for the stock. If, however, the stock is not vested when it is received, the participant generally will not recognize taxable income until the stock becomes vested, at which time the participant will recognize taxable income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the participant in exchange for the stock. A participant may, however, file an election with the Internal Revenue Service within 30 days of his or her receipt of the restricted stock award to recognize taxable income, as of the date the participant receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the participant in exchange for the stock.

The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from restricted stock awards will be the amount paid for such shares plus any taxable income recognized either when the stock is received or when the stock becomes vested. Any gain or loss in excess of the participant’s basis will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held).

If the participant is employed by the Company or any of its Subsidiaries, we are required to withhold tax on the amount of taxable income recognized. We will generally be entitled to a tax deduction equal to the taxable income realized by the participant and will also be entitled to a deduction for dividends or dividend equivalents paid to the participant (if any) on stock that has not vested.

Restricted Stock Units, Performance Shares, Performance Units and Performance Cash. Generally, a participant who receives a restricted stock unit, performance share, performance unit or performance cash structured to conform to the requirements of Section 409A of the Code (or qualify for an exception thereto) will recognize taxable income at the time the stock or cash is delivered equal to the excess, if any, of the fair market value of the shares of our common stock or the cash received over any amount paid by the participant. If the restricted stock unit, performance share, performance unit or performance cash does not conform to the requirements of Section 409A of the Code (or qualify for an exception thereto) then, in addition to the tax treatment described above, the participant will owe an additional 20% tax and interest on any taxes owed.

If the participant receives shares of our stock in settlement of a restricted stock unit, performance share or performance unit, then upon sale of those shares any subsequent gain or loss will be taxed as a capital gain or loss (long-term or short-term depending on how long the shares have been held).

If the participant is employed by the Company or any of its Subsidiaries, we are required to withhold tax on the amount of taxable income recognized. We will generally be entitled to a tax deduction equal to the taxable income realized by the participant.

Section 409A. Section 409A applies to compensation plans providing deferred compensation to employees, directors and consultants, and potentially could apply to the different awards available under the 2010 Plan. Failure to comply with Section 409A with respect to a specific award, in the absence of an applicable exemption, could result in current income taxation to the recipient for all amounts deferred as part of that award as well as the imposition of an additional 20% tax and interest on any underpayment of tax. In general, Section 409A should not apply to incentive stock options, nonqualified stock options and stock appreciation rights (that are not discounted) and restricted stock (provided there is no deferral of income beyond the vesting date). Section 409A may apply to restricted stock units, performance units, performance share units and performance cash.

Section 162(m). As described above, awards may qualify as “performance-based compensation” under Section 162(m) of the Code in order to preserve the Company’s federal income tax deduction with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to certain executive officers. To qualify, options and other awards must be granted by a committee consisting solely of two or more “outside directors” (as defined under applicable regulations) and satisfy the limit on the total number of shares of our common stock, or total amount of cash, that may be awarded to any one participant during any 12-month period. In addition, for awards other than options and SARs (that are not discounted) to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more performance goals, as established and certified by a committee consisting solely of two or more “outside directors”.

The proposed 2010 Plan was authorized and approved at the February 2010 meeting of the Board of Directors, subject to approval by the shareholders at the annual meeting. The favorable vote of a majority of votes cast at the meeting is required for adoption of the 2010 Plan.

The Board of Directors Recommends that Shareholders Vote For this Proposal

OTHER INFORMATION RELATED TO THE 2010 ANNUAL MEETING

The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, employees of the Company (who will not be specifically compensated for such services) may solicit proxies in person or by telephone. Arrangements will be made with brokers, custodians, nominees and fiduciaries to forward proxies and proxy soliciting material to the beneficial owners of the Company’s shares, and the Company may reimburse brokers, custodians, nominees or fiduciaries for their expenses in so doing. The Company has retained Georgeson, Inc. to assist with the solicitation of proxies for a fee of approximately $9,500, plus reimbursement for out-of-pocket expenses.

SHAREHOLDER PROPOSALS

Our By-laws require shareholders to give the Company advance notice of any proposal or director nomination to be submitted at an annual meeting of shareholders. The By-laws prescribe the information to be contained in any such notice. To be timely, a shareholder’s notice with respect to an election to be held at an annual meeting of shareholders, must be given, either by personal delivery or by United States mail, postage prepaid, to and received by the Secretary of the Company not later than 60 days in advance of the scheduled date of such meeting (provided that if such annual meeting of shareholders is held on a date earlier than the last Wednesday in April, such written notice must be given and received not later than the close of business on the tenth day following the date of the first public disclosure (which may be by a public filing by the Company with the SEC) of the originally scheduled date of the date of the annual meeting).

Proposals of shareholders which are intended to be included in the Company’s proxy statement relating to its May 2011 annual meeting of shareholders must be received at the Company’s principal executive offices not later than December 3, 2010.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors of the Company knows of no other business that will be presented for consideration at the 2010 annual meeting of shareholders. However, if any other matters properly come before the meeting or any adjournment thereof, it is intended that the shares represented by proxies will be voted on those matters in accordance with the judgment of the holders of the proxies.

April 2, 2010

By Order of the Board of Directors

Appendix A

COMPUTER TASK GROUP, INCORPORATED

NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN

ARTICLE 1—DEFINITIONS, BACKGROUND, PURPOSE AND EFFECTIVE DATE

Section 1.1—Definitions. For purposes of the Plan, the following terms have the definitions stated below unless the context clearly indicates otherwise:

a.	“Affiliate” means a person that directly, or indirectly through one or intermediaries, controls or is controlled by, or is under common control with, a specified person.

b.	“Beneficiary” means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the death benefits specified under this Plan if the Participant dies, and means the Participant’s executor or administrator if the Committee determines no other Beneficiary is designated and able to act under the circumstances.

c.	“Board” means the Board of Directors of Computer Task Group, Incorporated.

d.	“CEO” means the Chief Executive Officer of the Corporation.

e.	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

f.	“Committee” means the Compensation Committee of the Board.

g.	“Compensation” means the fees to which the Outside Director may become entitled to receive for serving as an Outside Director of the Corporation, including (a) annual retainer fees paid to all Outside Directors, (b) meeting fees including payments for attendance at Board and Board committee meetings and related per diem payments for days on which meetings are held, and (c) long term compensation payments including payments in lieu of allocations of Corporation stock or other deferral for long term compensation purposes (each of (a), (b), and (c) being a “Designated Source of Compensation”).

h.	“Corporation” means Computer Task Group, Incorporated, a New York corporation, and its successors.

i.	“Corporation Stock” means shares of common stock, $.01 par value, issued by the Corporation, or any successor securities thereto.

j.	“Deferred Compensation Account” means the account maintained for each Participant to which are credited all amounts allocated to that account in accordance with this Plan, and adjusted for earnings and losses on that account.

k.	“Designated Source of Compensation” has the meaning provided in subsection 1(g) above.

l.	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

m.	“Fair Market Value” means, for any particular date, (i) for any period during which the Corporation Stock is listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDQ”), the closing price per share of Corporation Stock on such exchange or the NASDQ official close price as of such trading day, or (ii) the market price per share of Corporation Stock as determined in good faith by the Committee in the event (i) above is not applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day will be the Fair Market Value on the next preceding day when the markets were open.

n.	“Outside Director” means a member of the Board who is not an employee of the Corporation or an Affiliate.

o.	“Participant” means each member of the Board who is not a full-time employee of the Corporation.

p.	“Plan” means this Computer Task Group, Incorporated Non-Employee Director Deferred Compensation Plan, and as amended from time to time.

q.	“Plan Administrator” means the Committee.

r.	“Plan Year” means the calendar year, unless otherwise determined by the Committee. The first Plan Year the period commencing on May 12, 2010 and ending on December 31, 2010.

s.	“Rabbi Trust” means a trust agreement, if established, entered into by and between the Corporation and any trustee, to provide certain benefits under this Plan.

t.	“SEC” means the Securities and Exchange Commission.

u.	“Separation from Service” with respect to any Participant means: a termination of his or her service to the Corporation on account of his or her retirement, death, Total Disability, or other voluntary or involuntary separation from service. An event will be deemed to constitute a Separation from Service only if it represents a “separation from service” within the meaning of guidance issued by the Secretary of the Treasury under Section 409A of the Code.

v.	“Specified Employee” means a Participant who qualifies as a “specified employee” within the meaning of guidance issued by the Secretary of the Treasury under Section 409A of the Code. A Participant who is a Specified Employee at any time during the 12 month period ending on December 31 will be deemed to be a Specified Employee for the 12 month period commencing the following April 1.

w.	“Total Disability” means a disability where Participant is unable to effectively engage in the material activities required for Participant’s position with the Corporation by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a period of 90 consecutive days or for shorter periods aggregating 180 days in any consecutive 12 month period.

x.	“Unforeseeable Emergency” is a severe financial hardship resulting from extraordinary and unforeseeable circumstances arising as a result of one or more recent events beyond the control of the Participant. The need to send the Participant’s child to college or the desire to purchase a residence will not be considered Unforeseeable Emergencies. Withdrawals or acceleration will not be permitted to the extent the emergency is or may be relieved (1) through reimbursement or compensation by insurance or otherwise, or (2) by liquidation of the Participant’s assets, to the extent the liquidation of those assets would not itself cause severe financial hardship. An event will be deemed to constitute an “Unforeseeable Emergency” only if it represents the “occurrence of an unforeseeable emergency” within the meaning of guidance issued by the Secretary of the Treasury under Section 409A of the Code.

Section 1.2—Background and Purpose of the Plan. The purpose of the Plan is to promote the retention of the Corporation’s non-employee directors by providing them an elective opportunity to defer a portion of their compensation on terms established by the Committee.

Section 1.3—Effective Date. The effective date of the Plan is May 12, 2010.

ARTICLE 2—PARTICIPATION

Section 2.1—Eligibility for Participation. Each Outside Director is eligible to participate in this Plan. The effective date for participation in the Plan will be the later of (i) the Effective Date of the Plan or (ii) the date of commencement of Board service as an outside director.

Section 2.2—Cessation of Eligibility. With respect to any Plan Year, a Participant will continue to be eligible to elect to defer Compensation pursuant to Section 3.1, so long as the Participant’s eligibility has not been terminated. A Participant’s eligibility to participate in the Plan will be terminated on the Participant’s Separation from Service.

ARTICLE 3—CONTRIBUTIONS

Section 3.1—Employee Contributions.

a.	Initial Director Deferrals. During the initial 30-day period following the effective date of the Plan or on first becoming a Participant in the Plan, the Participant may irrevocably elect to defer all or any part of his or her Compensation, not yet earned during that Plan Year, in a certain dollar amount, by designation of all or a portion of a Designated Source of Compensation, or by a percentage not to exceed 100% of his or her total Compensation.

b.	Subsequent Director Deferrals. With respect to any subsequent Plan Year, a Participant may irrevocably elect prior to January 1 of that Plan Year to defer all or any part of his or her Compensation, not yet earned during that Plan Year, in a certain dollar amount, by designation of all or a portion of a Designated Source of Compensation, or by a percentage not to exceed 100% of his or her total Compensation. The election will be irrevocable with respect to the calendar year to which it applies and will remain in effect for future calendar years unless a new election is made by the Participant effective with respect to a calendar year and delivered to the Corporation prior to the January 1 of the Plan Year to which it applies, provided, however, that to the extent necessary for the election or new election to qualify for the exemption specified by Rule 16b-3 under the Securities Exchange Act of 1934 as then in effect (“Rule 16b-3”), no such election or new election may be made less than six months (or such other period as Rule 16b-3 may specify) prior to the first date on which the deferred Compensation would have been paid if no deferral were made, and such election or new election shall otherwise comply with any applicable requirements for exemption under Rule 16b-3.

c.	Effect of Elections. Elections made pursuant to this Article will remain in effect until they are amended by the Participant in accordance with the Plan. All amounts deferred under subsections 3.1(a) and 3.1(b) constitute “Contributions” under the Plan. The Committee will credit the Participant’s Deferred Compensation Account with an amount equal to those Contributions at the times and in amounts as would otherwise have been paid or made available to that Participant. The elections described in subsections 3.1(a) and 3.1(b) will be made by the time and using the forms the Plan Administrator provides.

ARTICLE 4—ACCOUNTS AND INVESTMENTS

Section 4.1—The Deferred Compensation Account. The Committee will maintain for each Participant a Deferred Compensation Account to which it will credit all amounts allocated by the Participant in accordance with Sections 3.1 and 3.2. The Committee will credit the Deferred Compensation Account with contributions at the time the contributions are received in accordance with Sections 3.1 and 3.2. Each Participant’s Deferred Compensation Account will be adjusted no less often than annually to reflect the credits made to the Deferred Compensation Account and any interest, earnings, gains and losses thereon pursuant to Section 4.2. These adjustments will be made as long as any amount remains credited to the Deferred Compensation Account. The amounts allocated and the adjustments made comprise the Deferred Compensation Account at any time.

Section 4.2—Interest, Earnings, Gains and Losses.

(a) Investment vehicles. Amounts represented by each Participant’s Deferred Compensation Account will be separately credited with interest or invested in one or more investment vehicles, subject to the sole discretion of the Committee. The amounts contributed to a Participant’s Deferred Compensation Account may be invested in the manner directed by the Participant, subject to final approval and authorization by the Committee in accordance with Sections 6.2 and 6.3, as applicable.

(b) Limitations on investments. In making investment decisions, Participants will select from among the investment options, including investments in the Corporation’s common stock, made available by the Plan Administrator. Subject to Section 4.3, an investment that is made in the Corporation’s common stock may not be sold, withdrawn, or transferred to any other investment for any Participant except in connection with payment of benefits in the manner provided in Sections 4.6 (a) or (c). Subject to the preceding sentence and to Section 4.3, the Plan Administrator will prescribe rules regarding the manner and frequency of changes of investment selections by Participants.

(c) Separate accounting. Each Deferred Compensation Account will be separately credited with the interest or the earnings, gains and losses of those individual investment vehicles for the period for which the account is so invested no less often than annually.

Section 4.3—The Rabbi Trust. The Committee may, but is not required to, determine that the Corporation establish a Rabbi Trust to which the Corporation must contribute all amounts credited to the Deferred Compensation Accounts in accordance with Articles 3 and 4.

Section 4.4—Rights as General Creditor. Unless the Corporation establishes the Rabbi Trust, a Deferred Compensation Account does not constitute a trust fund or escrow. A Participant’s interest in the Deferred Compensation Account and in the Rabbi Trust, if established, is limited to the right to receive payments as provided under the Plan and the Rabbi Trust, if any, and the Participant’s position is that of a general unsecured creditor of the Corporation with respect to the entire Deferred Compensation Account, i.e., the Contributions, and interest, earnings, gains and losses on them.

Section 4.5—Vesting in Deferred Contribution Account. A Participant at all times has a 100% nonforfeitable right to the value of his or her Deferred Compensation Account.

Section 4.6—Payment of Benefits.

a.

Normal Form. Except as otherwise provided in this Section, if a Participant does not make an election in the time and manner specified in subsection (b), payment of the vested value of that Participant’s Deferred Compensation Account will be paid in a lump sum cash payment on the 10th business day after the Participant is Separated from Service. If on the date of the Participant’s Separation from Service he or she is a Specified Employee, no benefits will be paid prior to the date that is six months after the date of Separation from Service.

b.	Alternative Form.

1.

Initial Election. Subject to the requirements of Section 4.2(b), during the initial 30-day period following a Participant’s eligibility for participation in the Plan under Article 2, a Participant may elect: (i) to have the payment of the value of the Participant’s Deferred Compensation Account commence upon the earlier of a specified date or on the 10th business day after Separation from Service; and/or (ii) to have payments distributed on an installment basis, the duration of which cannot last longer than 15 years. If the Participant elects to receive his or her benefits under this Plan on an installment basis and the Participant is a Specified Employee on the date the Participant is Separated from Service, no benefits will be paid prior to the date that is six months after the date of the Participant’s Separation from Service. Payments to which a Participant would otherwise be entitled during the first six months following the date of Separation from Service will be accumulated and paid on the day that is six months after the date of Separation from Service.

2.	Subsequent Election. Subject to the requirements of Section 4.2(b), after the initial 30-dayperiod following a Participant’s eligibility for participation in the Plan under Article 2, a Participant may make a subsequent election to change the date on which and the form in which all Plan benefits, if any, will be paid. This subsequent election (i) must be in writing, (ii) must be made 12 months before payments would otherwise commence, (iii) will not be effective until 12 months after the date on which the election is made, and (iv) in the case of an election related to a payment other than a payment on account of death, the first payment with respect to which such election is made must be deferred for a period of not less than five years from the date the payment would otherwise have been made. Elections made under this section must be filed in compliance with the rules and procedures prescribed by the Committee.

c.	Unforeseeable Emergency. In the case of an Unforeseeable Emergency, a Participant may submit a written request to the Committee for (1) a distribution of all or a part of his or her Deferred Compensation Account prior to the date benefits otherwise would be payable, or (2) an acceleration of the payment of installment payments that already have begun, which subject to the discretion of the Committee and compliance with of Rule 16b-3, may be permitted. Withdrawals or acceleration because of an Unforeseeable Emergency are permitted only to the extent reasonably necessary to satisfy the emergency and to the extent they are permitted under Section 409A of the Code.

Section 4.7—Death Benefits. If a Participant dies before payments to the Participant have been completed under Section 4.6, the balance of the Participant’s benefit will be paid to his or her Beneficiary in the form of a single lump sum cash payment on the 10th business day after the death of the Participant. Each Participant may designate the Beneficiary for the benefits provided on his or her death under the Plan. That designation may be changed from time to time. All designations must be made on forms provided by and filed with the Plan Administrator. In the absence of an effective designation, the balance of the Participant’s benefit will be paid to the Participant’s surviving spouse or, if none, to the Participant’s estate.

ARTICLE 5—AMENDMENT, SUSPENSION, OR TERMINATION

Section 5.1—Amendment, Suspension, or Termination. The Committee may amend, suspend or terminate the Plan, in whole or in part, at any time and from time to time by resolution adopted at a regular or special meeting of the Committee.

Section 5.2—No Reduction. No amendment, suspension or termination may operate to adversely affect the benefit otherwise available to a Participant under the Plan determined as if the Participant had ceased being a Participant on or before the effective date of that amendment, suspension, or termination. The value of a Participant’s Deferred Compensation Account, if any, determined as of the effective date of that amendment, suspension or termination will continue to be adjusted for investment results as provided in Sections 4.1 and 4.2 until paid. Any benefit determined as of that date will continue to be payable as provided in Sections 4.5 and 4.6.

ARTICLE 6—ADMINISTRATION OF THE PLAN

Section 6.1—Administration by Committee. The general administration of this Plan, as well as its construction and interpretation, is the responsibility of the Committee, the number and members of which are designated and appointed from time to time by, and serve at the pleasure of the Board. The Corporation will pay any and all expenses incurred in the administration of the Plan.

Section 6.2—Delegation. The Board may designate one of the members of the Committee as chairman and may appoint a Secretary who need not be a member of the Committee and may be a Participant in the Plan. The Secretary will keep minutes of the Committee’s proceedings and all data, records and documents relating to the

Committee’s administration of the Plan. The Committee may appoint from its number subcommittees with such powers as the Committee determines and may authorize one or more members of the Committee or any agent to execute or deliver any instrument or make any payment on behalf of the Committee. The Committee may delegate to one or more members of the Committee or officers of the Corporation the authority to approve and authorize investment decisions made by Participants.

Section 6.3—Majority Vote. All resolutions or other actions taken by the Committee must be by vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members at the time in office if they act without a meeting.

Section 6.4—Exclusive Right to Interpret Plan. The Committee, from time to time, will establish rules, forms and procedures for the administration of the Plan. The Committee has the exclusive right to interpret the Plan and to decide any and all matters arising under it or in connection with the administration of it. The decisions, actions and records of the Committee are conclusive and binding on the Corporation and all persons having or claiming to have any right or interest in or under the Plan.

Section 6.5—Reliance. The members of the Committee and the officers and directors of the Corporation are entitled to rely on all certificates and reports made by any duly appointed accountants, and on all opinions given by any duly appointed legal counsel, which legal counsel may be counsel for the Corporation.

Section 6.6—Indemnification. No member of the Committee is liable for any act or omission of any other member of the Committee, nor for any act or omission on his or her own part. The Corporation must indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his or her membership on the Committee. Expenses against which a member of the Committee will be indemnified hereunder include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement of one of those. This right of indemnification is in addition to any other rights to which any member on the Committee may be entitled as a matter of law.

Section 6.7—Additional Powers. The Committee has the power to compute and certify under the Plan the amount and kind of benefits from time to time payable to Participants and their beneficiaries and to authorize all disbursements for those purposes.

ARTICLE 7—SECURITIES MATTERS

Section 7.1—Registration. The Corporation is under no obligation to effect the registration pursuant to the Securities Act of 1933 of any interests in the Plan or to effect similar compliance under any state laws.

Section 7.2—Interpretation. It is intended that the Plan be interpreted and administered to the maximum extent possible so as to make the exemption under SEC Rule 16b-3 available for the transactions under the Plan. If any provision of the Plan would cause the exemption under SEC Rule 16b-3 to be unavailable if applied as written, such provision will not have effect as written and will be given effect so as to make the exemption under SEC Rule 16b-3 available, as determined by the Committee. The Committee is authorized to amend the Plan and to make any such modifications to Stock Units to make available the exemption under SEC Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to SEC Rule 16b-3.

ARTICLE 8—GENERAL PROVISIONS

Section 8.1—Funding. The Plan and the Rabbi Trust, if established, constitute an unfunded arrangement and have the status as an unfunded plan maintained for the purpose of providing deferred compensation for Participants. The plan is not intended to be subject to the provisions of ERISA.

Section 8.2—Nonassignability. The interests of any person under the Plan (other than the Corporation) must not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, attachment or encumbrance, or to the claims of creditors of that person, and any attempt to effectuate any such actions shall be void.

Section 8.3—Interest of Participant. Except as provided in the Rabbi Trust, if any, a Participant and the Participant’s Beneficiaries, in respect of the Participant’s Deferred Compensation Account, and any benefit to be paid under the Plan, are and remain simply creditors of the Corporation in the same manner as any other creditor having a general claim, if and when the Participant’s or Beneficiaries’ rights to receive payments mature and become payable. Except as provided in the Rabbi Trust, if any, at no time may the Participant be deemed to have any right, title or interest, legal or equitable, in any asset of the Corporation, including, but not limited to any investments held.

Section 8.4—Withholding. The Corporation has the right to deduct or withhold from the benefits paid under the Plan (or from other amounts payable to the Participant, if necessary) all taxes that are required to be deducted or withheld under any provision of law (including, but not limited to, Social Security payments, income tax withholding and any other deduction or withholding required by law) now in effect or that may become effective any time during the term of the Plan.

Section 8.5—Exclusivity of Plan. The Plan is intended solely for the purpose of providing deferred compensation to the Participants to the mutual advantage of the parties. Nothing contained in the Plan may affect or interfere in any way with the right of a Participant to participate in any other benefit plan in which he or she may be entitled to participate.

Section 8.6—No Right to Continued Service. Neither the Plan nor any agreements signed in relationship to the Plan, either singly or collectively, may obligate the Corporation in any way to continue the service of a Participant as a Director of the Corporation or to require the Corporation to nominate or cause the nomination of a Participant for a future term as a Director. Nor does this Plan or the Plan Participation Agreement prohibit or restrict the right of a Participant to terminate service as a Director of the Corporation. Termination of a Participant’s service to the Corporation, whether by action of the Corporation or by the Participant, immediately terminates the Participant’s future participation in the Plan. All further obligations of either party will be determined under the provisions of this Plan.

Section 8.7—Notice. Each notice and other communication must be in writing and deemed given only when (a) delivered by hand, (b) transmitted by telex or telecopier (provided a copy is sent at approximately the same time by registered or certified mail, return receipt requested), (c) received by the addressee, if sent by registered or certified mail, return receipt requested, or by Express Mail, Federal Express or other overnight delivery service, to the Corporation at its principal office and to a Participant at the last known address of the Participant (or to such other address or telecopier number as a party may specify by notice given to the other party pursuant to this Section).

Section 8.8—Claims Procedures. If a Participant or the Participant’s designated Beneficiary does not receive benefits to which he or she believes he or she is entitled, such person may file a claim in writing with the Committee. The Committee may establish claims procedures to be followed.

Section 8.9—New York Law Controlling. The Plan must be construed in accordance with the laws of the State of New York. All controversies arising must be adjudicated in a court of competent jurisdiction located in the State of New York, and the Participant hereby consents to jurisdiction in the State of New York for purposes of that legal action.

Section 8.10—Severability. Every provision of the Plan is intended to be severable. If any provision of the Plan is illegal or invalid for any reason, the illegality or invalidity of that provision will not affect the validity or legality of the remainder of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had never been made part of the Plan.

Section 8.11—Binding on Successors. The Plan is binding on the Participants and the Corporation, their heirs, successors, legal representatives and assigns.

Section 8.12—Titles. Titles to the Articles and Sections of this Plan are included for convenience only and do not control the meaning or interpretation of any provision of this Plan.

Section 8.13—409A Liability Limitation. Benefits under the Plan are intended to comply with the rules of Section 409A of the Code and will be construed accordingly. However, the Corporation will not be liable to any Participant or Beneficiary with respect to any benefit related adverse tax consequences arising under Section 409A or other provision of the Code.

COMPUTER TASK GROUP, INC.

Date:	By:

Title:

SCHEDULE A

COMPUTER TASK GROUP, INCORPORATED

NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN

Designation of Beneficiary

Primary Beneficiary:

Name	Relationship	Percent of Benefit

1.

2.

3.

4.

Secondary Beneficiary:

In place of Benefit to be paid to Number:

	Name	Relationship

1.

2.

3.

4.

Date	Participant

Appendix B

COMPUTER TASK GROUP, INCORPORATED

2010 EQUITY AWARD PLAN

Section 1. Purpose. The purpose of The Computer Task Group, Incorporated 2010 Equity Award Plan (the “Plan”) is to promote the success of The Computer Task Group, Incorporated (the “Company”) and the interests of its stockholders by attracting, motivating, retaining and rewarding employees, directors and officers of, and key advisers and consultants to, the Company and its Subsidiaries.

Section 2. Definitions. For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

2.1 “Board” means the Board of Directors of the Company.

2.2 “Change in Control” means any one of the following occurrences:

(a) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

(b) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not wholly-owned Subsidiaries, as a result of which less than two-thirds of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly through one or more holding companies or other entities, by stockholders of the Company immediately before such reorganization (for purposes of such determination, it shall be deemed (i) that no change in the beneficial ownership of the Company’s securities will have occurred from the record date for such approval until the consummation of such reorganization and (ii) that such beneficial owners (other than affiliates of the Company, which shall be included in such determination) hold no securities of the other parties to such reorganization);

(c) Approval by the stockholders of the Company of the sale of substantially all of the Company’s business and/or assets to a person or entity that is not a Subsidiary;

(d) Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any of its Subsidiaries or any Person holding common shares of the Company for or pursuant to the terms of any such employee benefit plan, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly through one or more holding companies or other entities, of securities of the Company representing more than [33.3]% of the combined voting power of the Company’s then outstanding securities entitled to then vote generally in the election of directors of the Company; or

(e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each new Board member was approved by a vote of at least three-quarters of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

2.3 “Code” means the Internal Revenue Code of 1986, as amended.

2.4 “Committee” shall have the meaning provided in Section 3 of the Plan.

2.5 “Common Stock” means the common stock, $.01 par value, of the Company or such class of equity securities of any Successor having the power to vote generally for directors and to participate in the profits of such Successor by way of dividend after all holders of preferred securities have received such dividends to which they may be entitled.

2.6 “Company” shall have the meaning set forth in Section 1 of the Plan and shall include, where applicable, any Successor as defined in Section 2.2(c) of the Plan.

2.7 “Continuous Service” means that the Participant’s service with the Company or any Subsidiary, whether as an employee, officer, director, adviser, or consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or any Subsidiary as an employee, officer, director, adviser or consultant, or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant of a Subsidiary or a director will not constitute an interruption of Continuous Service. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Committee, including sick leave, military leave or any other personal leave.

2.8 “Disability” means (a) as it relates to the exercise of an Incentive Stock Option after termination of employment, a disability within the meaning of Section 22(e)(3) of the Code, and (b) for all other purposes, shall have the meaning given that term by the group disability insurance, if any, maintained by the Company for its employees or otherwise shall mean the complete inability of the Participant, with or without a reasonable accommodation, to perform his or her duties with the Company or any Subsidiary on a full-time basis as a result of physical or mental illness or personal injury he or she has incurred for more than 12 weeks in any 52 week period, whether consecutive or not, as determined by an independent physician selected with the approval of the Company or any Subsidiary and the Participant.

2.9 “Effective Date” shall have the meaning provided in Section 24 of the Plan.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.11 “Fair Market Value” means, if the Common Stock of the Company is listed on a national securities exchange, the last reported sale price on the principal national securities exchange on which the Common Stock is listed or admitted to trading on the trading day for which the determination is being made (or, if the date of determination is not a trading day, the immediately preceding trading day) or, if the Common Stock is not listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices on the day for which the determination is being made in the over-the-counter market as reported by the Nasdaq Stock Market, Inc. (“NASDAQ”) (or, if the date of determination is not a trading day, the immediately preceding trading day) or, if bid and asked prices for the Common Stock on such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board or a committee thereof, or, if none of the foregoing is applicable, then the fair market value of the Common Stock as determined in good faith by the Committee in its sole discretion.

2.12 “Immediate Family” shall have the meaning provided in Section 18 of the Plan.

2.13 “Incentive Stock Option” means a stock option granted under the Plan which is intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.14 “Non-Qualified Stock Option” means a stock option granted under the Plan which is not intended to be an Incentive Stock Option, including any stock option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option nor as an option described in Section 423(b) of the Code.

2.15 “Other Stock-Based Award” means awards (other than Stock Options, Stock Appreciation Rights, Restricted Stock Awards and Performance Awards) denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock and granted pursuant to Section 10.

2.16 “Outside Director” means a member of the Board who is not employed by the Company or any Subsidiary.

2.17 “Participant” shall mean any employee, director or officer of, or key adviser or consultant to, the Company or any Subsidiary to whom an award is granted under the Plan.

2.18 “Performance Award” means an award made pursuant to Section 9, including awards of performance units, performance shares and performance cash.

2.19 “Performance Criteria” means the performance criteria described in Section 9.1 which are the basis for Performance Goals.

2.20 “Performance Goal” means the performance goal or goals applicable to a Performance Award pursuant to Section 9.1 as determined by the Committee.

2.21 “Performance Period” means a period of time, as may be determined in the discretion of the Committee, over which performance is measured for the purpose of determining a Participant’s right to and the payment value of an award.

2.22 “Plan Year” means the twelve-month period beginning on January 1 and ending on December 31; provided, however, the first Plan Year shall be the short Plan Year beginning on the Effective Date and ending on December 31, 2010.

2.23 “Restricted Stock Award” means an award of shares of Common Stock pursuant to Section 8.

2.24 “Retirement” means the voluntary termination of employment by a Participant not resident in the European Union who: (i) has attained age 55 and has ten or more years of service with the Company and/or any Subsidiary or (ii) has attained age 65.

2.25 “Stock Appreciation Right” means an award made pursuant to Section 7.

2.26 “Stock Option” means any option to purchase Common Stock granted pursuant to Section 6.

2.27 “Subsidiary” means: (i) as it relates to Incentive Stock Options, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain; and (ii) for all other purposes, an entity, domestic or foreign, of which not less than 50% of the total voting power is held by the Company or by a Subsidiary, whether or not such entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary.

2.28 “Term of the Plan” means the period beginning on the Effective Date and ending on the earlier to occur of (i) the date the Plan is terminated by the Board in accordance with Section 21 and (ii) the day before the tenth anniversary of the Effective Date.

Section 3. Administration. The Plan shall be administered by the Compensation Committee of the Board or such other committee or subcommittee as may be appointed by the Board from time to time for the purpose of administering this Plan; provided, however, that such committee shall consist of two or more members of the Board, each of whom shall qualify as a “Non-employee Director” within the meaning of Rule 16b-3 of the Exchange Act and as an “independent director” under applicable stock exchange or NASDAQ rules, and also qualify as an “outside director” within the meaning of Section l62(m) of the Code and regulations pursuant thereto. For purposes of the Plan, the Board acting in this capacity or the Committee described in the preceding sentence shall be referred to as the “Committee”. The Committee shall have the power and authority to grant to eligible persons pursuant to the terms of the Plan: (1) Stock Options, (2) Stock Appreciation Rights, (3) Restricted Stock Awards, (4) Performance Awards, (5) Other Stock-Based Awards, or (6) any combination of the foregoing.

The Committee shall have authority in its discretion to interpret the provisions of the Plan and all awards granted thereunder and to decide all questions of fact arising in its application. Except as otherwise expressly provided in the Plan, the Committee shall have authority to select the persons to whom awards shall be made under the Plan; to determine whether and to what extent awards shall be made under the Plan; to determine the types of award to be made and the amount, size, terms and conditions of each such award; to determine the time when the awards shall be granted; to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under the Plan shall be deferred either automatically or at the election of the Participant; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and to make all other determinations necessary or advisable for the administration of the Plan. Notwithstanding anything in the Plan to the contrary, in the event that the Committee determines that it is advisable to grant awards which shall not qualify for the exception for performance-based compensation from the tax deductibility limitations of Section 162(m) of the Code, the Committee may make such grants or awards, or may amend the Plan to provide for such grants or awards, without satisfying the requirements of Section 162(m) of the Code.

The Committee also shall have authority in its discretion to vary the terms of the Plan to the extent necessary to comply with foreign, federal, state or local law. Notwithstanding anything in the Plan to the contrary, with respect to any Participant or eligible person who is resident outside of the United States, the Committee may, in its sole discretion, amend the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives of the Plan. The Committee may, where appropriate, establish one or more sub-plans for this purpose.

All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons who participate in the Plan.

All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Committee may delegate to any designated officers or other employees of the Company any of its duties under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time. Notwithstanding the foregoing, in no event may the Committee delegate authority to any person to take any action which would contravene the requirements of Rule 16b-3 of the Exchange Act or the requirements of Section 162(m) of the Code.

Section 4. Common Stock Subject to the Plan.

4.1 Share Reserve. Subject to the following provisions of this Section 4 and to such adjustment as may be made pursuant to Section 20, the maximum number of shares available for issuance under the Plan shall be equal to 900,000 shares of Common Stock. During the terms of the awards under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such awards.

4.2 Source of Shares. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof as the Committee may determine. Any shares subject to an option or right granted or awarded under the Plan which for any reason expires or is terminated unexercised, becomes unexercisable, or is forfeited or otherwise terminated, surrendered or cancelled as to any shares, or if any shares are not delivered because an award under the Plan is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan. No awards may be granted following the end of the Term of the Plan.

4.3 Code Section 162(m) Limitation. The total number of shares of Common Stock for which Stock Options and Stock Appreciation Rights may be granted to any employee during any 12 month period shall not exceed 250,000 shares in the aggregate, subject to adjustment pursuant to Section 20. The total number of shares of Common Stock for which Restricted Stock Awards, Performance Awards and Other Stock-Based Awards that are subject to the attainment of performance criteria in order to protect against the loss of deductibility under Section 162(m) of the Code may be granted to any employee during any 12 month period shall not exceed 250,000 shares in the aggregate, subject to adjustment pursuant to Section 20. With respect to awards denominated in cash (including Performance Awards) the maximum aggregate payout to any employee during any 12 month period shall not exceed $2,125,000.

Section 5. Eligibility to Receive Awards. An award may be granted to any employee, director, or officer of, or adviser or consultant to, the Company or any Subsidiary, who is responsible for or contributes to the management, growth or success of the Company or any Subsidiary, provided that bona fide services shall be rendered by consultants or advisers to the Company or its Subsidiaries and such services must not be in connection with the offer and sale of securities in a capital-raising transaction and must not directly or indirectly promote or maintain a market for the Company’s securities. Subject to the preceding sentence and Section 6.8, the Committee shall have the sole authority to select the persons to whom an award is to be granted hereunder and to determine what type of award is to be granted to each such person. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

Section 6. Stock Options. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option. Only employees of the Company or any Subsidiary of the Company are eligible to receive Incentive Stock Options. To the extent that any Stock Option is not designated as or does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. Stock Options may be granted alone or in addition to other awards granted under the Plan. The terms and conditions of each Stock Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written Stock Option agreement between the Company and the Participant or notice from the Company to the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. No person shall have any rights under any Stock Option granted under the Plan unless and until the Company and the person to whom such Stock Option shall have been granted shall have executed and delivered an agreement expressly granting the Stock Option to such person and containing provisions setting forth the terms and conditions of the Stock Option. The terms and conditions of each Incentive Stock Option shall be such that each Incentive Stock Option issued hereunder shall constitute and shall be treated as an “incentive stock option” as defined in Section 422 of the Code. The terms and conditions of each Non-Qualified Stock Option will be such that each Non-Qualified Stock Option issued hereunder shall not constitute nor be treated as an “incentive stock option” as defined in Section 422 of the Code or an option described in Section 423(b) of the Code and will be a “non-qualified stock option” for federal income tax purposes. The terms and conditions of any Stock Option granted hereunder need not be identical to those of any other Stock Option granted hereunder. The Stock Option agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

6.1 Type of Option. Each Stock Option agreement shall identify the Stock Option represented thereby as an Incentive Stock Option or a Non-Qualified Stock Option, as the case may be.

6.2 Option Price. The Stock Option exercise price shall be fixed by the Committee and specified in each Stock Option agreement; provided, however, that the exercise price shall not be less than 100% (or 110% in the case of an Incentive Stock Option granted to an employee referred to in Section 6.7(ii) below) of the Fair Market Value of the shares of Common Stock subject to the Stock Option on the date the Stock Option is granted.

6.3 Vesting and Exercise Term. Each Stock Option agreement shall state the period or periods of time within which the Stock Option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that no Incentive Stock Option shall be exercisable after ten years from the date of grant thereof (or, in the case of an Incentive Stock Option granted to an employee referred to in Section 6.7(ii) below, such term shall in no event exceed five years from the date on which such Incentive Stock Option is granted). Each Stock Option agreement shall also state any conditions which must be satisfied before all or a portion of the Stock Option may be exercised. In so doing, the Committee may specify that a Stock Option may not be exercised until the completion of a service period or until Performance Goals are satisfied.

6.4 Payment for Shares. Subject to any vesting period specified in the Stock Option agreement, a Stock Option shall be deemed to be exercised when written notice of such exercise, in a form determined by the Committee, has been given to the Company in accordance with the terms of the Stock Option agreement by the Participant entitled to exercise the Stock Option and full payment for the shares of Common Stock with respect to which the Stock Option is exercised has been received by the Company. The Committee, in its sole discretion, may permit all or part of the payment of the exercise price (and taxes required to be withheld as provided in Section 16) to be made, to the extent permitted by applicable statutes and regulations, either: (i) in cash, by check or wire transfer, (ii) by tendering previously acquired shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total exercise price and such taxes, (iii) by withholding shares of Common Stock which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total exercise price and such taxes, (iv) delivery (including by facsimile or by electronic mail) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price and any tax withholding obligations that may arise in connection with such exercise (otherwise known as a “broker-assisted cashless exercise”) (v) by a combination of (i), (ii), (iii) and (iv) above, or (vi) in any other form of legal consideration as provided for under the terms of the Stock Option. No shares of Common Stock shall be issued to any Participant upon exercise of a Stock Option until the Company receives full payment therefor as described above. Upon the receipt of notice of exercise and full payment for the shares of Common Stock, the shares of Common Stock shall be deemed to have been issued and the Participant shall be entitled to receive such shares of Common Stock and shall be a stockholder with respect to such shares, and the shares of Common Stock shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the Common Stock is issued, except as provided in Section 20 of the Plan. Each exercise of a Stock Option shall reduce, by an equal number, the total number of shares of Common Stock that may thereafter be purchased under such Stock Option.

6.5 Rights upon Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates for any reason, other than death, Disability or Retirement or for Cause, any rights of the Participant under any Stock Option shall immediately terminate; provided, however, that the Participant (or any successor or legal representative) shall have the right to exercise the Stock Option to the extent that the Stock Option was exercisable at the time of termination, until the earlier of (i) the date that is three months after the effective date of such termination of Continuous Service, or such other date as determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Option.

Notwithstanding the foregoing, the Participant (or any successor or legal representative) shall not have any rights under any Stock Option, to the extent that such Stock Option has not previously been exercised, and the Company shall not be obligated to sell or deliver shares of Common Stock (or have any other obligation or liability) under such Stock Option if the Committee shall determine in its sole discretion that the Participant’s Continuous Service shall have been terminated for “Cause” (as such term is defined in the Participant’s Stock Option agreement), which determination shall be made in good faith. In the event of such determination, the Participant (or any successor or legal representative) shall have no right under any Stock Option, to the extent that such Stock Option has not previously been exercised, to purchase any shares of Common Stock. Any Stock Option may be terminated entirely by the Committee at the time or at any time subsequent to a determination by the Committee under this Section 6.5 which has the effect of eliminating the Company’s obligation to sell or deliver shares of Common Stock under such Stock Option.

Unless otherwise determined by the Committee, in the event that a Participant’s Continuous Service terminates as a result of Retirement prior to the expiration of the Stock Option and without the Participant having fully exercised the Stock Option, the Participant or his or her successor or legal representative shall have the right to exercise the Stock Option, to the extent such Stock Option was exercisable at the time of Retirement, within the next 12 months following Retirement, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the term of the Stock Option.

Unless otherwise determined by the Committee, in the event that a Participant’s Continuous Service terminates because such Participant dies or suffers a Disability prior to the expiration of the Stock Option and without the Participant having fully exercised the Stock Option, the Participant or his or her successor or legal representative shall have the right to exercise the Stock Option, to the extent such Stock Option was exercisable at the time of such event, within the next 12 months following such event, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the term of the Stock Option.

6.6 No Repricing. Subject to Section 20, the exercise price for a Stock Option may never be less than 100% of the Fair Market Value of the shares of Common Stock subject to the Stock Option on the date the Stock Option is granted. Notwithstanding anything in the Plan to the contrary, the repricing of a Stock Option is prohibited without prior approval of the Company’s stockholders by a majority of votes cast in favor of such proposal. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of a Stock Option to lower its exercise price; (B) any other action that is treated as a “repricing” under generally accepted accounting principles; and (C) repurchasing for cash or canceling a Stock Option at a time when its exercise price is greater than the Fair Market Value of the underlying shares of Common Stock in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or other similar change permitted under Section 20. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

6.7 Special Incentive Stock Option Rules. Notwithstanding the foregoing, in the case of an Incentive Stock Option, each Stock Option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify such Stock Option as an Incentive Stock Option under the Code including, without limitation, the following:

(i) To the extent that the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock, with respect to which Incentive Stock Options granted under this Plan (and all other plans of the Company and its Subsidiaries) become exercisable for the first time by any person in any calendar year, exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

(ii) No Incentive Stock Option shall be granted to any employee if, at the time the Incentive Stock Option is granted, the employee (by reason of the attribution rules applicable under Section 424(d) of the Code)

owns more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary unless at the time such Incentive Stock Option is granted the Stock Option exercise price is at least 110% of the Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date of grant.

If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

6.8 Conversion of Director Fees. The Board may, at its sole discretion, permit an Outside Director to receive all or a portion of his or her annual retainer fee, any fees for attending meetings of the Board or committees thereof, committee chairmanship fees or any other fees payable to an Outside Director in the form of a Stock Option. The terms and conditions of such Stock Option, including (without limitation) the method for converting the annual retainer fee or any other fee payable to an Outside Director into a Stock Option, the date of grant, the vesting schedule, if any, and the time period for an Outside Director to elect such a Stock Option shall be determined solely by the Board. The Board’s decision shall be final, binding and conclusive.

Section 7. Stock Appreciation Rights. Stock Appreciation Rights entitle Participants to increases in the Fair Market Value of shares of Common Stock. The terms and conditions of each Stock Appreciation Right granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant or notice from the Company to the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

7.1 Award. Stock Appreciation Rights shall entitle the Participant, subject to such terms and conditions determined by the Committee, to receive upon exercise thereof an award equal to all or a portion of the excess of: (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise, over (ii) a specified price which shall not be less than 100% of the Fair Market Value of the Common Stock at the time the right is granted or, if connected with a previously issued Stock Option, not less than 100% of the Fair Market Value of the Common Stock at the time such Stock Option was granted. Such amount may be paid by the Company in cash, Common Stock (valued at its then Fair Market Value) or any combination thereof, as the Committee may determine. Stock Appreciation Rights may be, but are not required to be, granted in connection with a previously or contemporaneously granted Stock Option, provided that such Stock Appreciation Rights shall be subject to the same terms and conditions as apply to the underlying Stock Option to which they relate. Stock Options surrendered in the exercise of Stock Appreciation Rights shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

7.2 Term. Each agreement shall state the period or periods of time within which the Stock Appreciation Right may be exercised, in whole or in part, subject to such terms and conditions prescribed for such purpose by the Committee. The Committee shall have the power to permit an acceleration of previously established exercise terms upon such circumstances and subject to such terms and conditions as the Committee deems appropriate. Stock Appreciation Rights granted in connection with a previously or contemporaneously granted Stock Option may be exercised at the time the Stock Option vests but not later than the expiration date of such Stock Option.

7.3 Rights upon Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates for any reason, other than death, Disability or Retirement, any rights of the Participant under any Stock Appreciation Right shall immediately terminate; provided, however, the Participant (or any successor or legal representative) shall have the right to exercise the Stock Appreciation Right to the extent that the Stock Appreciation Right was exercisable at the time of termination, until the earlier of (i) the date that is three months after the effective date of such termination of Continuous Service, or such other date as determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Appreciation Right.

Notwithstanding the foregoing, the Participant (or any successor or legal representative) shall not have any rights under any Stock Appreciation Right, to the extent that such Stock Appreciation Right has not previously been exercised, and the Company shall not be obligated to pay or deliver any cash, Common Stock or any combination thereof (or have any other obligation or liability) under such Stock Appreciation Right if the Committee shall determine in its sole discretion that the Participant’s Continuous Service shall have been terminated for “Cause” (as such term is defined in the Participant’s Stock Appreciation Right agreement), which determination shall be made in good faith. In the event of such determination, the Participant (or any successor or legal representative) shall have no right under such Stock Appreciation Right, to the extent that such Stock Appreciation Right has not previously been exercised. Any Stock Appreciation Right may be terminated entirely by the Committee at the time of or at any time subsequent to the determination by the Committee under this Section 7.3 which has the effect of eliminating the Company’s obligations under such Stock Appreciation Right.

Unless otherwise determined by the Committee, in the event that a Participant’s Continuous Service terminates as a result of Retirement prior to the expiration of his or her Stock Appreciation Right and without having fully exercised his or her Stock Appreciation Right, the Participant or his or her successor or legal representative shall have the right to exercise any Stock Appreciation Right, to the extent such Stock Appreciation Right was exercisable at the time of Retirement, within the next 12 months following Retirement, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the Stock Appreciation Right.

Unless otherwise determined by the Committee, in the event that a Participant’s Continuous Service terminates because such Participant dies or suffers a Disability prior to the expiration of his or her Stock Appreciation Right and without having fully exercised his or her Stock Appreciation Right, the Participant or his or her successor or legal representative shall have the right to exercise any Stock Appreciation Right, whether or not the Stock Appreciation Right was exercisable at the time of such event, within the next 12 months following such event, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the Stock Appreciation Right.

7.4 No Repricing. Notwithstanding anything in the Plan to the contrary, the repricing of a Stock Appreciation Right is prohibited without any prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Appreciation Right to lower its base price: (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling a Stock Appreciation Right at a time when its base price is greater than the Fair Market Value of the underlying shares of Common Stock in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or other similar change permitted under Section 20. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

Section 8. Restricted Stock Awards. Restricted Stock Awards shall consist of shares of Common Stock restricted against transfer (“Restricted Stock”) and subject to a substantial risk of forfeiture. The terms and conditions of each Restricted Stock Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant or notice from the Company to the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

8.1 Vesting Period. Restricted Stock Awards shall be subject to the restrictions described in the preceding paragraph over such vesting period as the Committee determines. To the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, Restricted Stock Awards to any Participant may also be conditioned upon the achievement of Performance Goals in the same manner as provided in Section 9 with respect to Performance Awards. The Committee may, in its sole discretion, provide for the lapse of restrictions in installments or otherwise and may waive or accelerate the restriction lapse at its discretion. Except as otherwise provided in a Restricted Stock Award agreement, the Participant shall have all the rights of a stockholder during the vesting period.

8.2 Restriction upon Transfer. Shares awarded may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, except as herein provided or as provided in any agreement entered into between the Company and a Participant in connection with the Plan, during the vesting period applicable to such shares.

8.3 Restricted Stock Units. Restricted Stock Awards may be granted in the form of restricted stock units that are not issued until the vesting conditions are satisfied. Until the shares of Common Stock are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire shares of Common Stock except that the Committee may in its discretion provide for the payment of dividend equivalents on outstanding restricted stock units. Restricted stock units may be settled in shares of Common Stock or cash.

8.4 Termination of Continuous Service. Except as otherwise provided in the written agreement relating to the Participant’s Restricted Stock Award, in the event that a Participant’s Continuous Service terminates for any reason other than death or Disability, any rights of the Participant or his or her successors or legal representatives under any Restricted Stock Award that remains subject to restrictions shall immediately terminate and any Restricted Stock Award with unlapsed restrictions shall be forfeited to the Company without payment of any consideration. Unless otherwise determined by the Committee, in the event that a Participant’s Continuous Service terminates due to death or Disability, all unvested Restricted Stock Awards under the Plan shall immediately vest and shall no longer be subject to any restrictions.

8.5 Conversion of Director Fees. The Board may, at its sole discretion, permit an Outside Director to receive all or a portion of his or her annual retainer fee, any fees for attending meetings of the Board or committees thereof, committee chairmanship fees or any other fees payable to an Outside Director in the form of a Restricted Stock Award. The terms and conditions of such Restricted Stock Award, including (without limitation) the method for converting the annual retainer fee or any other fee payable to an Outside Director into a Restricted Stock Award, the date of grant, the vesting schedule, if any, and the time period for an Outside Director to elect such a Restricted Stock Award shall be determined solely by the Board. The Board’s decision shall be final, binding and conclusive.

Section 9. Performance Awards. Performance Awards may be made by reference to performance units, performance shares or performance cash and may, at the discretion of the Committee, be awarded upon the satisfaction of Performance Goals. The vesting or settlement of Performance Awards may also, in the discretion of the Committee, be conditioned upon the achievement of Performance Goals. The terms and conditions of each Performance Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant or notice from the Company to the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. When the Committee desires a Performance Award to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish the Performance Goals for the respective Performance Award prior to or within 90 days of the beginning of the Performance Period relating to such Performance Goal, or at such other date as may be permitted or required for the Performance Award to qualify as “performance-based compensation” under Section 162(m) of the Code, and not later than after 25 percent of such Performance Period has elapsed, and such

Performance Goals shall otherwise comply with the requirements of Section 162(m) of the Code. For all other Performance Awards, the Performance Goals must be established before the end of the respective Performance Period. The Committee may make grants of Performance Awards in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Awards and their contingent values which may vary depending on the degree to which Performance Criteria established by the Committee are met. The Committee shall have the power to impose such other restrictions on Performance Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code as it may deem necessary or appropriate to ensure that such Performance Awards satisfy all such requirements.

9.1 Performance Criteria. The Committee may establish Performance Goals applicable to Performance Awards based upon the Performance Criteria and other factors set forth below based upon performance of the Company as a whole or upon the performance of a Subsidiary, segment or division and either as an absolute measure or as a measure of comparative performance relative to a peer group of companies, an index, budget, prior period, or other standard selected by the Committee. Performance Criteria for the Company shall relate to the achievement of predetermined financial and operating objectives for the Company and its Subsidiaries on a consolidated basis. Performance Criteria for a Subsidiary, segment or division shall relate to the achievement of financial and operating objectives of such business unit for which the Participant is accountable. “Performance Criteria” means one or more of the following measures: revenue (or any component thereof), net income as a percentage of revenue, operating income, earnings per share, share price, operating margin as a percentage of revenue, strategic team goals, net operating profit after taxes, net operating profit after taxes per share, return on invested capital, return on assets or net assets, return on net assets employed before interest and taxes, total stockholder return, relative total stockholder return (as compared with a peer group of the Company established by the Committee prior to issuance of the Performance Award), earnings before or after income taxes, interest charges, depreciation, amortization and/or rental expense, net income, cash flow (or any component thereof), cash flow (or any component thereof) per share, free cash flow, free cash flow per share, revenue growth, cost containment or reduction, billings growth, customer satisfaction or any combination thereof, or such similar objectively determinable financial or other measures as may be adopted by the Committee. The Performance Goals may differ among Participants, including among similarly situated Participants. Performance Criteria shall be calculated in accordance with the Company’s financial statements or generally accepted accounting principles, on an operating basis, or under a methodology established by the Committee prior to the issuance of a Performance Award that is consistently applied and identified and may include adjustments for such matters as the Committee may determine prior to the issuance of the Performance Award. The Committee shall have the authority, to the extent consistent with the requirements for “performance-based compensation” under Section 162(m) of the Code, to make equitable adjustments to the Performance Goals in recognition of unusual or nonrecurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

9.2 Modification. If the Committee determines, in its discretion exercised in good faith, that the established Performance Goals are no longer suitable to the Company’s objectives because of a change in the Company’s business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the Performance Goals to the extent it considers such modification to be necessary; provided, however, if the Committee still intends that such Performance Award continues to qualify as “performance-based compensation” under Section 162(m) of the Code, no such modification shall be made with respect to such Performance Award unless (i) such modification is made no later than the deadline established under Section 162(m) of the Code, and (ii) no Performance Award is paid under the modified Performance Goal until after the material terms of the modified Performance Goal are disclosed to and approved by the Company’s stockholders to the extent required by Section 162(m) of the Code.

9.3 Payment. The basis for the grant, vesting or payment, as applicable, of Performance Awards for a given Performance Period shall be the achievement of those Performance Goals determined by the Committee as specified in the Performance Award agreement. At any time prior to the payment of a Performance Award, unless otherwise provided by the Committee or prohibited by the Plan, the Committee shall have the authority to reduce or eliminate the amount payable with respect to the Performance Award, or to cancel any part or all of the Performance Award but, with respect to Performance Awards the Committee still intends to qualify as “performance-based compensation” under Section 162(m) of the Code, shall not have the authority in its discretion to increase the amount payable with respect to the Performance Award except as permitted under Section 20. The Committee’s determination with respect to a Performance Period of whether and to what extent a Performance Goal has been achieved, and, if so, of the amount of the Performance Award earned for the Performance Period shall be final and binding on the Company and all Participants, and, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, these determinations shall be certified in writing before such Performance Awards are paid. Except as otherwise provided in the Performance Award agreement, all performance cash and performance unit awards shall be paid to the Participant in cash.

9.4 Termination of Continuous Service. Except as otherwise provided in the written agreement relating to the Participant’s Performance Award, in the event that a Participant’s Continuous Service terminates for any reason other than death or Disability, any rights of the Participant or his or her successors or legal representatives under any outstanding Performance Awards shall immediately terminate and any outstanding Performance Awards shall be forfeited.

Section 10. Other Stock-Based Awards. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under the Plan or any other plan of the Company. The terms and conditions of each Other Stock-Based Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant or notice from the Company to the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time.

To the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, Other Stock-Based Awards to any Participant may also be conditioned upon the achievement of Performance Goals in the same manner as provided in Section 9 with respect to Performance Awards.

Section 11. Securities Law Requirements. No shares of Common Stock shall be issued upon the exercise or payment of any award unless and until:

(i) The shares of Common Stock underlying the award have been registered under the Securities Act of 1933, as amended (the “Act”), or the Company has determined that an exemption from the registration requirements under the Act is available or the registration requirements of the Act do not apply to such exercise or payment;

(ii) The Company has determined that all applicable listing requirements of any stock exchange or quotation system on which the shares of Common Stock are listed have been satisfied; and

(iii) The Company has determined that any other applicable provision of state or federal law, including without limitation applicable state securities laws, has been satisfied.

Section 12. Restrictions on Transfer; Representations of Participant; Legends. Regardless of whether the offering and sale of shares of Common Stock has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such shares, including the placement of appropriate legends on stock certificates, if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. As a condition to the Participant’s receipt of shares, the Company may require the Participant to represent that such shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company may, but shall not be obligated to, register or qualify the sale of shares under the Act or any other applicable law. In the event of any public offering of Common Stock or other securities of the Company, it may be necessary for the Company to restrict for a period of time (during or following the offering process) the transfer of shares of Common Stock issued to a Participant under the Plan (including any securities issued with respect to such shares in accordance with Section 20 of the Plan). As a condition of the Participant’s receipt of shares, the Committee may require the Participant to agree not to effect any sale, transfer, pledge or other disposal of the Participant’s shares during such time and agrees to execute any “lock-up letter” or similar agreement requested by the Company or its underwriters.

Section 13. Single or Multiple Agreements. Multiple forms of awards or combinations thereof may be evidenced by a single agreement or notices or multiple agreements or notices, as determined by the Committee.

Section 14. Rights of a Stockholder. The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until shares of Common Stock are issued to him.

Section 15. No Right to Continue Employment or Service. Nothing in the Plan or any instrument executed or award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or any Subsidiary in the capacity in effect at the time the award was granted or shall affect the right of the Company or any Subsidiary to terminate (i) the employment of an employee with or without notice and with or without cause, (ii) the service of a consultant or adviser pursuant to the terms of such consultant’s or adviser’s agreement with the Company or any Subsidiary or (iii) the service of a director pursuant to the Bylaws of the Company or any Subsidiary and any applicable provisions of the corporate law of the state in which the Company or any Subsidiary is incorporated, as the case may be.

Section 16. Withholding. The Company’s obligations hereunder in connection with any award shall be subject to applicable foreign, federal, state and local withholding tax requirements. Foreign, federal, state and local withholding tax due under the terms of the Plan may be paid in cash or shares of Common Stock (either through the surrender of already-owned shares of Common Stock, the withholding of shares of Common Stock otherwise issuable upon the exercise or payment of such award or by broker-assisted cashless exercise) having a Fair Market Value equal to the required withholding and upon such other terms and conditions as the Committee shall determine; provided, however, the Committee, in its sole discretion, may require that such taxes be paid in cash.

Section 17. Indemnification. No member of the Board or the Committee, nor any officer or employee of the Company or a Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company or any Subsidiary acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 18. Non-Assignability. No right or benefit hereunder shall in any manner be subject to the debts, contracts, liabilities or torts of the person entitled to such right or benefit. No award under the Plan shall be assignable or transferable by the Participant except by will, by the laws of descent and distribution and by such other means as the Committee may approve from time to time, and all awards shall be exercisable, during the Participant’s lifetime, only by the Participant.

However, the Participant, with the approval of the Committee, may transfer a Non-Qualified Stock Option for no consideration to or for the benefit of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant’s Immediate Family or to a partnership or limited liability company for one or more members of the Participant’s Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The foregoing right to transfer a Non-Qualified Stock Option shall apply to the right to consent to amendments to the Stock Option agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Non-Qualified Stock Option. The term “Immediate Family” shall mean the Participant’s spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Participant).

At the request of the Participant and subject to the approval of the Committee, Common Stock purchased upon exercise of a Non-Qualified Stock Option may be issued or transferred into the name of the Participant and his or her spouse jointly with rights of survivorship.

Except as set forth above or in a Stock Option agreement, any attempted assignment, sale, transfer, pledge, mortgage, encumbrance, hypothecation, or other disposition of an award under the Plan contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon an award under the Plan shall be null and void and without effect.

Section 19. Nonuniform Determinations. The Committee’s determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

Section 20. Adjustments. In the event of any change in the outstanding shares of Common Stock, without the receipt of consideration by the Company, by reason of a stock dividend, stock split, reverse stock split or distribution, recapitalization, merger, reorganization, reclassification, consolidation, split-up, spin-off, combination of shares, exchange of shares, partial or complete liquidation of the Company, or other change in corporate structure affecting the Common Stock and not involving the receipt of consideration by the Company, the Committee or the Board shall make appropriate adjustments in (a) the aggregate number of shares of Common Stock (i) available for issuance under the Plan, (ii) for which grants or awards may be made to any Participant or to any group of Participants (e.g., Outside Directors), (iii) which are available for issuance under Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards and Other Stock-Based Awards, (iv) covered by outstanding unexercised awards and grants denominated in shares or units of Common Stock, and (v) underlying Stock Options granted pursuant to Section 6.8 or Restricted Stock Awards granted pursuant to Section 8.5, (b) the exercise or other applicable price related to outstanding awards or grants and (c) the appropriate Fair Market Value and other price determinations relevant to outstanding awards or grants and shall make such other adjustments as may be appropriate under the circumstances; provided, that the number of shares subject to any award or grant always shall be a whole number.

Section 21. Termination and Amendment. The Board may terminate or amend the Plan or any portion thereof at any time and the Committee may amend the Plan to the extent provided in Section 3, without approval of the stockholders of the Company, unless stockholder approval is required by Rule 16b-3 of the Exchange Act, applicable stock exchange or NASDAQ or other quotation system rules, applicable Code provisions, or other applicable laws or regulations. No amendment, termination or modification of the Plan shall affect any award theretofore granted in any material adverse way without the consent of the recipient.

Section 22. Severability. If any of the terms or provisions of this Plan, or awards made under this Plan, conflict with the requirements of Section 162(m) or Section 422 of the Code with respect to awards subject to or governed by Section 162(m) or Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Section 162(m) or Section 422 of the Code. With respect to an Incentive Stock Option, if this Plan does not contain any provision required to be included herein under Section 422 of the Code (as the same shall be amended from time to time), such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out herein.

Section 23. Effect on Other Plans. Participation in this Plan shall not affect an employee’s eligibility to participate in any other benefit or incentive plan of the Company or any Subsidiary and any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company or any Subsidiary unless specifically provided.

Section 24. Effective Date of the Plan. The Plan shall become effective on May 12, 2010 (the “Effective Date”), subject to approval of the stockholders of the Company to the extent required by applicable Code provisions or other applicable law.

Section 25. Governing Law. This Plan and all agreements executed in connection with the Plan, and all disputes and controversies related thereto, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law doctrine that would apply any other law.

Section 26. Gender and Number. Words denoting the masculine gender shall include the feminine gender, and words denoting the feminine gender shall include the masculine gender. Words in the plural shall include the singular, and the singular shall include the plural.

Section 27. Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the award stating the time at which it may first be exercised or the time during which it will vest, unless such award is subject to the provisions of Section 409A of the Code.

Section 28. Modification of Awards. Within the limitations of the Plan and subject to Sections 20 and 34, the Committee may modify outstanding awards or accept the cancellation of outstanding awards for the granting of new awards in substitution therefor. Notwithstanding the preceding sentence, except for any adjustment described in Section 20 or 34, no modification of an award shall, without the consent of the Participant, alter or impair any rights or obligations under any award previously granted under the Plan in any material adverse way without the affected Participant’s consent. For purposes of the preceding sentence, any modification to any of the following terms or conditions of an outstanding unexercised award or grant shall be deemed to be a material modification: (i) the number of shares of Common Stock covered by such award or grant, (ii) the exercise or other applicable price or Fair Market Value determination related to such award or grant, (iii) the period of time within which the award or grant vests and is exercisable and the terms and conditions of such vesting and exercise, (iv) the type of award or Stock Option, and (v) the restrictions on transferability of the award or grant and of any shares of Common Stock issued in connection with such award or grant.

Section 29. No Strict Construction. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any agreement executed in connection with the Plan, any award granted under the Plan, or any rule, regulation or procedure established by the Committee.

Section 30. Successors. This Plan is binding on and will inure to the benefit of any successor to the Company, whether by way of merger, consolidation, purchase, or otherwise.

Section 31. Plan Provisions Control. The terms of the Plan govern all awards granted under the Plan, and in no event will the Committee have the power to grant any award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any award granted under the Plan shall conflict with any term in the Plan, the term in the Plan shall control.

Section 32. Headings. The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

Section 33. Code Section 409A. It is intended that the Stock Options awarded pursuant to Section 6, Stock Appreciation Rights awarded pursuant to Section 7, and Restricted Stock Awards awarded pursuant to Section 8 not constitute a “deferral of compensation” within the meaning of Section 409A of the Code. It is further intended that the Performance Awards and Other Stock Awards granted pursuant to Sections 9 and 10 not constitute a “deferral of compensation” within the meaning of Section 409A of the Code or otherwise shall comply with the requirements of Section 409A of the Code and the Treasury regulations and other interpretive guidance issued thereunder in all material respects. The Plan shall be interpreted for all purposes and operated to the extent necessary in order to comply with the intent expressed in this Section 33. Notwithstanding the foregoing, the Company shall not be required to assume any increased economic burden in connection therewith. Although the Company intends to administer the Plan so that it will comply with the requirements of Section 409A of the Code, the Company does not represent or warrant that the Plan will comply with Section 409A of the Code or any other provision of federal, state, local, or non-United States law. Neither the Company nor any of its Subsidiaries, nor its or their respective directors, officers, employees, or advisers, shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest, or penalties the Participant might owe as a result of participation in the Plan.

Section 34. Change in Control. Except as otherwise provided in the applicable award agreement, or in any other agreement between the Company or a Subsidiary and the Participant, or as determined by the Board in its sole discretion, in the event of a Change in Control, (i) the vesting of all Stock Options shall be accelerated in full (provided such awards have not already terminated or expired), (ii) the restrictions applicable to all outstanding Restricted Stock Awards shall lapse and such awards shall be settled in full within 45 days of the Change in Control, and (iii) all Performance Awards will become vested at the target performance level (as specified by the Committee) and will be settled within 45 days of the Change in Control unless such Performance Awards are subject to the provisions of Code Section 409A.

Except as otherwise provided in the applicable award agreement, or in any other agreement between the Company or a Subsidiary and the Participant, or as determined by the Board in its sole discretion, if any Stock Option or other right to acquire Common Stock under the Plan has been fully accelerated but is not exercised prior to the consummation of a Change in Control approved by the Board (other than a Change in Control described in Section 2.2(e)), such Stock Option or right will terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Stock Option or right.

002CS1B061

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6		000004	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed below.
1. Election of Class I Directors:	For Withhold				For Withhold			+
01 - Randolph A. Marks	☐ ☐		02 - Randall L. Clark		☐ ☐

		For	Against	Abstain		For	Against	Abstain
2. To consider and approve the Company’s Non-Employee Director Deferred Compensation Plan.		☐	☐	☐	3. To consider and approve the Company’s 2010 Equity Award Plan; and to authorize the issuance of 900,000 shares of the Company’s Common Stock thereunder.	☐	☐	☐
4. Said proxies are given discretionary authority to vote and act upon such other matters as may properly come before the meeting or any adjournment thereof.
B	Non-Voting Items
Change of Address — Please print new address below.						Meeting Attendance		☐
Mark box to the right if
you plan to attend the
Annual Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date and sign exactly as name appears hereon. Each joint tenant must sign. When signing as attorney, executor, trustee, etc., give full title. If signer is a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Computer Task Group, Incorporated

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William D. McGuire and Thomas E. Baker and each of them, as proxy or proxies, with power of substitution to vote all of the shares of Common Stock of Computer Task Group, Incorporated (the “Company”) which the undersigned may be entitled to vote, as specified on the reverse side of this card, and, if applicable, hereby directs the trustee of the Company’s 401(K) Profit Sharing Retirement Plan (the “Plan”) to vote the shares allocated to the account of the undersigned or otherwise which the undersigned is entitled to vote pursuant to the Plan, as specified on the reverse side of this card, at the Annual Meeting of Shareholders of the Company to be held at the Company’s Headquarters, 800 Delaware Avenue, Buffalo, New York on Wednesday, May 12, 2010 at 10:00 a.m. or at any adjournment thereof.

Shares represented by this proxy that are properly executed and returned to us will be voted at the meeting in accordance with the undersigned shareholders’ instructions. In the absence of instructions, shares represented by the proxies will be voted FOR each of the proposals.

MARK, SIGN AND DATE ON REVERSE SIDE